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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1.  Reports to Stockholders.

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund
Baron Discovery Fund

September 30, 2014	Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Discovery Fund
Ticker Symbols:
Retail Shares: BDFFX
Institutional Shares: BDFIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Financial Statements

Statements of Net Assets	14
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Notes to Financial Statements	32

Financial Highlights	41

Report of Independent Registered Public Accounting Firm	47

Tax Information	47

Fund Expenses	48

Disclosure Regarding the Approval of the Investment Advisory Agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund by the Board of Trustees	49

Management of the Funds	51

DEAR BARON FUNDS SHAREHOLDER:
In this report, you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (the “Funds”) for the year ended September 30, 2014. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
November 24, 2014	November 24, 2014	November 24, 2014

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has six series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund. If you are interested in the Baron Select Funds, which contains the Baron --Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
The Funds’ Proxy Voting Policy is available without charge on the Funds’ website, www.BaronFunds.com or by calling 1-800-99BARON, and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter-end are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.
Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2014
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	13.59%	21.65%	15.45%	9.58%	11.42%
Baron Asset Fund — Institutional Shares[1,2,4]	13.90%	21.98%	15.76%	9.73%	11.48%
Russell Midcap Growth Index[1]	14.43%	22.74%	17.12%	10.24%	10.00%[3]
S&P 500 Index[1]	19.73%	22.99%	15.70%	8.11%	9.57%

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to September 30, 2014.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2014 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Net Assets
Gartner, Inc.	4.5%

IDEXX Laboratories, Inc.	3.6%

Illumina, Inc.	3.4%

SBA Communications Corp.	3.3%

Vail Resorts, Inc.	3.2%

FleetCor Technologies, Inc.	3.2%

The Charles Schwab Corp.	3.1%

Verisk Analytics, Inc.	3.1%

Arch Capital Group Ltd.	2.7%

Mettler-Toledo International, Inc.	2.6%
32.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Asset Fund[1] (the “Fund”) gained 13.59%, while the Russell Midcap Growth Index gained 14.43% and the S&P 500 Index gained 19.73%.

The Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline.[2] The Fund purchases companies that the Adviser believes have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

2013 was a stunning year for the market, and performance in the fourth quarter and first two months of 2014 was largely a continuation of the prior run up. However, in March, the market experienced a dramatic shift of assets out of growth areas in which stocks were trading at relatively high multiples. Since then, the market has been relatively volatile, with new highs followed by sharp contractions in both May and September. Investors appear to be taking profits in sectors that “have worked” and redeploying those proceeds in areas that have underperformed. There also appears to be an ongoing “flight to safety” favoring large cap value stocks, driven by concerns over geopolitical unrest, the pace of global economic growth, and interest rates.

Even with the volatility during the period, virtually all of the sectors in which the Fund is invested contributed to performance, with the Fund’s investments in Health Care, Consumer Discretionary and Financials contributing the most. Consumer Staples detracted slightly in the period.

Illumina, Inc., the leading provider of next generation DNA sequencing instruments and consumables, was the top contributor to Fund performance. Shares appreciated significantly over the period, driven by strong financial results and 2014 guidance, and the announcement of multiple new product introductions, including an ultra-high throughput sequencing platform that will be the first to sequence a full human genome for less than $1,000.

Dick’s Sporting Goods, Inc., was the largest detractor during the period. The company reported a sales shortfall that was concentrated in the hunting and golf categories, while other higher margin product segments had sales growth exceeding industry averages. A generally weak consumer outlook and increased competition from e-commerce also fed into investors’ concerns about the strength of the traditional retail sector. We believe the hunting and golf issues are temporary and the company will continue to take market share from its retailer competitors and grow in its online presence.

Despite the market volatility since the March/April sell-off, we continue to believe that mid-sized growth stocks represent an attractive investment opportunity. The U.S. economy is among the world’s healthiest, and interest rates remain at historical lows. We believe our diversified portfolio of fast growing, well managed, competitively advantaged businesses will continue to perform better than the broader market. There is, of course, no guarantee that this will be the case.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

[2]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

Baron Growth Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2014
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	5.11%	20.76%	15.83%	9.20%	13.49%
Baron Growth Fund — Institutional Shares[1,2,3]	5.39%	21.07%	16.13%	9.35%	13.57%
Russell 2000 Growth Index[1]	3.79%	21.91%	15.51%	9.03%	7.41%
S&P 500 Index[1]	19.73%	22.99%	15.70%	8.11%	9.71%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2014 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Net Assets
Under Armour, Inc.	3.5%

ITC Holdings Corp.	3.1%

The Middleby Corp.	2.9%

Arch Capital Group Ltd.	2.8%

Gartner, Inc.	2.7%

FactSet Research Systems, Inc.	2.5%

Genesee & Wyoming, Inc.	2.5%

Dick’s Sporting Goods, Inc.	2.3%

Vail Resorts, Inc.	2.3%

Community Health Systems, Inc.	2.3%
26.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Growth Fund[1] (the “Fund”) gained 5.11%, while the Russell 2000 Growth Index gained 3.79% and the S&P 500 Index gained 19.73%.

The Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that the Adviser believes allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

2013 was a stunning year for the market, and performance in the fourth quarter and January and February of 2014 was largely a continuation of the prior run up. However, the advance of small cap stocks ended in March as concerns over interest rates and geopolitical turmoil sparked a rotation out of faster growing small cap companies into larger companies. Since then, market volatility has continued. We think there are two reasons for this divergence: 1) profit taking by investors moving assets out of small cap stocks that had performed well in 2013 into larger companies whose stocks lagged last year; and 2) a “flight to safety” perceived in larger cap value stocks.

Even with the volatility in the period, all sectors in which the Fund is invested contributed to performance, with the Fund’s investments in Health Care, Energy and Financials the top contributors.

Athletic apparel company Under Armour, Inc. was the Fund’s top contributor in the 12-month period. Share price increased significantly on the strength of impressive sales gains that continue to exceed expectation. Under Armour is also growing its direct-to-consumer sales through additional outlets, full price stores, and improved e-commerce. The direct business is illustrating the consumer’s desire for higher end items, and we expect retailers to incorporate these products into the wholesale channel.

The largest detractor was Lumber Liquidators Holdings, Inc. Shares of the leading specialty retailer of hardwood flooring declined sharply during the period, due to the protracted weather-related impact on demand and supply chain disruptions as a result of the company’s stringent new compliance standards. Despite the pullback, we believe Lumber’s growth opportunity remains intact, in light of several initiatives targeting larger format new stores, sourcing efficiencies, and broader advertising, augmented by a multiyear recovery in housing.

The Fund continues to invest in a portfolio of businesses that have significantly better financial characteristics than the benchmark index against which it is compared. These businesses have significantly higher operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth. While we do not try to predict short-term macro developments or current events, we believe conditions remain favorable for the U.S. economy and stocks. We invest for the long term, and are optimistic that the pendulum will swing back in favor of the businesses that have produced excellent results for the Fund since its inception.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2014
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	6.52%	20.90%	15.44%	9.47%	9.93%
Baron Small Cap Fund — Institutional Shares[1,2,3]	6.79%	21.20%	15.74%	9.62%	10.02%
Russell 2000 Growth Index[1]	3.79%	21.91%	15.51%	9.03%	4.99%
S&P 500 Index[1]	19.73%	22.99%	15.70%	8.11%	6.34%

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2014 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Net Assets
SBA Communications Corp.	4.2%

TransDigm Group, Inc.	3.3%

Gartner, Inc.	3.1%

FleetCor Technologies, Inc.	2.6%

Waste Connections, Inc.	2.3%

Brookdale Senior Living, Inc.	2.3%

Berry Plastics Group, Inc.	2.2%

Targa Resources Corp.	1.9%

The Ultimate Software Group, Inc.	1.9%

Bright Horizons Family Solutions, Inc.	1.9%
25.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Small Cap Fund[1] (the “Fund”) gained 6.52%, while the Russell 2000 Growth Index gained 3.79% and the S&P 500 Index gained 19.73%.

The Fund invests primarily in small cap growth companies for the long term. The Fund invests in what the Adviser believes are well-run small cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

2013 was a tremendous year for the market, and performance in the fourth quarter and first two months of 2014 was largely a continuation of the prior run up. However, the advance of small cap stocks ended in March as concerns over interest rates and geopolitical turmoil sparked a rotation into larger value companies. Since then, the market for small cap stocks has been volatile, with shares weak in July, rallying back almost to their highs in August, and declining again in September. We think this poor performance is because small cap stocks performed well for so long, the gap in valuations between small and large companies has widened, and the March/April sell-off sparked a “flight to safety” which favors stocks, of larger, more secure companies.

Even with the volatility that marked the period, virtually all sectors contributed to Fund performance, with Energy, Materials and Telecommunication Services the largest contributors. Consumer Staples detracted.

TransDigm Group, Inc., an aircraft parts manufacturer, was the top contributor in the 12-month period, on the strength of impressive earnings numbers and continued successful execution of its strategy. During the period, the company paid a large $25 per share special dividend, and we continue to expect that TransDigm will increase revenues and free cash flow, which will lead to either accretive acquisitions or further shareholder value creation.

The largest detractor was Financial Engines, Inc., which offers investment advice and account management to small investors for their 401(k) plans. We think results for the period have been in line, though net new enrollments were weaker in the last quarter. The stock price was affected by the sell-off of high valuation stocks, as well as general pressure on the money management sector in the period. We continue to admire the company’s unique positioning and expect cash flow to increase multi-fold.

The Fund invests primarily in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. We also invest in fallen angels, which are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. A third category of investment is special situations, including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2014
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	2.87%	16.21%	13.67%	10.26%	4.94%
Baron Opportunity Fund — Institutional Shares[1,2,3]	3.10%	16.51%	13.97%	10.42%	5.04%
Russell Midcap Growth Index[1]	14.43%	22.74%	17.12%	10.24%	3.37%
S&P 500 Index[1]	19.73%	22.99%	15.70%	8.11%	4.53%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2014 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Total Investments
Gartner, Inc.	4.8%

Illumina, Inc.	4.6%

Guidewire Software, Inc.	3.8%

Red Hat, Inc.	3.5%

SBA Communications Corp.	3.4%

Equinix, Inc.	3.1%

Verisk Analytics, Inc.	3.0%

Shutterstock, Inc.	2.6%

Just Eat plc	2.5%

CarMax, Inc.	2.4%
33.7%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Opportunity Fund[1] (the “Fund”) gained 2.87%, while the Russell Midcap Growth Index gained 14.43% and the S&P 500 Index gained 19.73%.

The Fund invests primarily in U.S. mid-cap growth companies that the Adviser believes are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services.

2013 was a stunning year for the market, and performance in the fourth quarter and January and February of 2014 was largely a continuation of the prior run up. During the period, the Fund performed at or ahead of the benchmark until the last two weeks of March, when it experienced one of the sharpest relative pullbacks in the Fund’s history. In late March and early April, the market experienced a dramatic shift of assets out of certain high growth areas – such as biotechnology, Internet, software-as-a service, social media and cybersecurity – in which many stocks were trading at relatively high multiples. Since then, the market has remained volatile, with high growth and smaller cap stocks significantly trailing their larger cap, value and even GARP (growth at a reasonable price) peers. The volatility appears to be driven by concerns over interest rates, slowing global economic growth and geopolitical events.

Health Care, Consumer Discretionary and Telecommunication Services were the top contributors in the period. Top sector detractors included Information Technology, Financials and Industrials.

Illumina, Inc., the leading provider of next generation DNA sequencing instruments and consumables, was the top contributor to Fund performance. Shares appreciated significantly over the period, driven by strong financial results and 2014 guidance, and the announcement of multiple new product introductions, including an ultra-high throughput sequencing platform that will be the first to sequence a full human genome for less than $1,000. We believe Illumina has further distanced itself from its competitors and holds an effective monopoly on DNA sequencing at a time when demand is accelerating.

The top detractor in the 12-month period was Benefitfocus, Inc. The stock of this cloud-based benefits software sold off sharply in the March/April pullback, as investors weighed higher planned investment spending. Benefitfocus regained some of its losses only to decline again due in part to a secondary offering in July that increased the public float by more than 30%. We think Benefitfocus serves an addressable market more than 100 times larger than its current business, which should allow it to compound revenue at more than 30% annually.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2014
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	16.71%	23.29%	14.43%	7.54%	7.11%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	17.00%	23.61%	14.71%	7.68%	7.25%
S&P 500 Index[1]	19.73%	22.99%	15.70%	8.11%	7.92%
Russell 1000 Growth Index[1]	19.15%	22.45%	16.50%	8.94%	8.33%

[1]
The indexes are unmanaged. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies and the Russell 1000® Growth Index of large-sized U.S. companies that are classified as growth. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2014 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Net Assets
Facebook Inc.	6.6%

Illumina, Inc.	6.4%

Google, Inc.	5.9%

Apple, Inc.	5.1%

Amazon.com, Inc.	4.9%

The Priceline Group, Inc.	4.4%

Wynn Resorts Ltd.	4.0%

Monsanto Co.	3.9%

Alibaba Group Holding Ltd.	3.6%

Starbucks Corp.	3.6%
48.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Fifth Avenue Growth Fund[1] (the “Fund”) gained 16.71%, while the S&P 500 Index gained 19.73% and the Russell 1000 Growth Index gained 19.15%.

The Fund focuses on identifying and investing in what the Adviser believes are unique companies with sustainable competitive advantages that it believes have the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio, with our top ten holdings comprising 35-45% of the Fund. The Fund’s sector weightings are incidental to portfolio construction, and exposure to any sector is a result of stock selection.

2013 was an excellent year for the market, and performance in the fourth quarter and first two months of 2014 was largely a continuation of the prior run up. During this period, the Fund benefited from the market’s preference for growth. However, in March, the market experienced a dramatic shift of assets out of growth stocks that had been trading at relatively high multiples. Since then, the market has been volatile, with new highs followed by sharp contractions in both May and September. Investors appear to be taking profits in sectors that “have worked” and redeploying those proceeds in areas that have underperformed. There also appears to be an ongoing “flight to safety,” driven by concerns over geopolitical unrest, the pace of global economic growth, and interest rates.

Information Technology, Health Care and Consumer Discretionary were the top contributors in the 12-month period. Industrials, Telecommunication Services, and Energy were moderate detractors.

Illumina, Inc., the leading provider of next generation DNA sequencing instruments and consumables, was the top individual contributor to performance. Shares appreciated significantly over the period, driven by strong financial results and 2014 guidance, and the announcement of multiple new product introductions, including an ultra-high throughput sequencing platform that will be the first to sequence a full human genome for less than $1,000.

Citrix Systems, Inc., a designer of products that allow users to connect with applications on any device, network or location, was the largest detractor. Citrix shares fell as the company experienced a management transition and issues with product cycle transition. We exited our investment in the company.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Discovery Fund (Unaudited)	September 30, 2014

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND† (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2014
One Year and Since Inception (September 30, 2013)
Baron Discovery Fund — Retail Shares[1,2]	16.80%
Baron Discovery Fund — Institutional Shares[1,2]	17.10%
Russell 2000 Growth Index[1]	3.79%
S&P 500 Index[1]	19.73%

†
The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

September 30, 2014 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2014
Percent of
Net Assets
The Spectranetics Corporation	4.7%

Flotek Industries, Inc.	4.0%

BioScrip, Inc.	3.0%

Tallgrass Energy Partners, LP	2.8%

Foundation Medicine, Inc.	2.7%

Fiesta Restaurant Group, Inc.	2.6%

Strategic Hotels & Resorts, Inc.	2.3%

Rose Rock Midstream, L.P.	2.3%

Qualys, Inc.	2.2%

ExamWorks Group, Inc.	2.2%
28.8%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2014† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2014, Baron Discovery Fund[1] (the “Fund”) gained 16.80%, while the Russell 2000 Growth Index gained 3.79% and the S&P 500 Index gained 19.73%.

The Fund invests primarily in small-sized U.S. companies with significant growth potential and market capitalizations at or below $1.5 billion. The Fund invests for the long term at attractive valuations in companies with, in our view, appropriately capitalized, open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.

We launched the Fund a year ago. In its first five months, high growth, small cap companies generally did well. In March and April, however, momentum stocks, high growth stocks and new IPOs all performed worse than both the overall market and the more moderate growth stocks in the Fund’s portfolio. Since then, the market has been relatively volatile, with new highs followed by sharp contractions in both May and September. Investors appear to be taking profits in sectors that “have worked” and redeploying those proceeds in areas that have underperformed. There also appears to be an ongoing “flight to safety” favoring large cap value stocks, driven by concerns over geopolitical unrest, the pace of global economic growth, and interest rates.

The outperformance that the Fund had in the first five months more than made up for the more challenging period that followed. All the sectors in which the Fund is invested contributed to performance, with the Fund’s investments in Energy, Health Care, and Industrials contributing the most.

voxeljet AG, a manufacturer of 3D printing equipment and provider of printing services, contributed the most in the 12-month period. We participated in voxeljet’s IPO, but after the stock ran up 267%, we could no longer justify the valuation even while factoring in what we believe is a large market opportunity and exited the position. We continue to follow the company closely and may re-invest at more reasonable valuations.

The biggest detractor in the 12-month period was E2open, Inc., a provider of cloud-based software that helps some of the world’s largest companies manage their complex manufacturing supply chains. The company has been a casualty of the general rotation out of high-growth stocks. The stock price was also affected in September after E2open took down full year guidance due to the loss of three customers who were acquired (and in two cases, shut down operations). We continue to believe that E2open’s solution is sticky, valuable to customers, and difficult to replicate.

While the stock market has been volatile in recent months, we think the long-term fundamentals of our companies remain strong. The companies we own are high quality, innovative and run by excellent management teams. We are optimistic that they will be significantly bigger next year than they are today and that this growth can continue for years after.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2014

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (98.08%)

Consumer Discretionary (22.42%)
	Apparel, Accessories & Luxury Goods (2.08%)
175,000	Fossil Group, Inc.[1]	$13,482,048	$16,432,500
240,000	Ralph Lauren Corp.	4,311,799	39,535,200

		17,793,847	55,967,700
	Automotive Retail (1.30%)
750,000	CarMax, Inc.[1]	14,772,082	34,837,500

	Broadcasting (1.11%)
375,000	Discovery Communications, Inc., Cl A1	4,026,159	14,175,000
422,000	Discovery Communications, Inc., Series C1	4,476,524	15,732,160

		8,502,683	29,907,160
	Casinos & Gaming (2.61%)
375,000	Wynn Resorts Ltd.	0	70,155,000

	Education Services (0.52%)
325,000	DeVry Education Group, Inc.	546,016	13,913,250

	Hotels, Resorts & Cruise Lines (3.85%)
800,000	Choice Hotels International, Inc.	3,577,372	41,600,000
1,025,000	Hyatt Hotels Corp., Cl A1	30,808,659	62,033,000

		34,386,031	103,633,000
	Internet Retail (3.88%)
500,000	AO World plc (United Kingdom)[1,2]	2,372,126	1,523,881
1,100,000	HomeAway, Inc.[1]	29,291,514	39,050,000
55,000	The Priceline Group, Inc.[1]	8,865,734	63,721,900

		40,529,374	104,295,781
	Leisure Facilities (3.22%)
1,000,000	Vail Resorts, Inc.	19,491,424	86,760,000

	Specialty Stores (3.85%)
825,000	Dick’s Sporting Goods, Inc.	25,648,808	36,201,000
365,000	Tiffany & Co.	11,296,007	35,153,150
525,000	Tractor Supply Co.	17,256,750	32,292,750

		54,201,565	103,646,900

Total Consumer Discretionary		190,223,022	603,116,291

Consumer Staples (0.63%)
	Food Distributors (0.63%)
275,000	United Natural Foods, Inc.[1]	14,611,785	16,901,500

Energy (5.45%)
	Oil & Gas Drilling (1.31%)
360,000	Helmerich & Payne, Inc.	10,192,188	35,233,200

	Oil & Gas Equipment & Services (1.35%)
185,000	Core Laboratories N.V.[2]	12,671,507	27,074,750
150,000	Oil States International, Inc.[1]	5,850,283	9,285,000

		18,521,790	36,359,750
	Oil & Gas Exploration & Production (1.28%)
274,500	Concho Resources, Inc.[1]	12,981,350	34,419,555

	Oil & Gas Storage & Transportation (1.51%)
450,000	Phillips 66 Partners LP	12,772,374	30,037,500
174,934	Western Gas Equity Partners LP	3,848,548	10,660,478

		16,620,922	40,697,978

Total Energy		58,316,250	146,710,483

Shares		Cost	Value

Common Stocks (continued)

Financials (11.37%)
	Asset Management & Custody Banks (1.43%)
250,000	Artisan Partners Asset Management, Inc., Cl A	$15,500,000	$13,012,500
325,000	T. Rowe Price Group, Inc.	7,848,785	25,480,000

		23,348,785	38,492,500
	Investment Banking & Brokerage (3.06%)
2,800,000	The Charles Schwab Corp.	3,023,977	82,292,000

	Office REITs (1.24%)
89,500	Alexander’s, Inc.[4]	4,271,765	33,464,945

	Property & Casualty Insurance (2.70%)
1,325,000	Arch Capital Group Ltd.[1,2]	14,427,862	72,504,000

	Real Estate Services (2.21%)
2,000,000	CBRE Group, Inc., Cl A1	26,527,399	59,480,000

	Regional Banks (0.73%)
400,000	First Republic Bank	10,477,932	19,752,000

Total Financials		82,077,720	305,985,445

Health Care (16.53%)
	Health Care Distributors (1.51%)
350,000	Henry Schein, Inc.[1]	9,382,832	40,764,500

	Health Care Equipment (3.61%)
825,000	IDEXX Laboratories, Inc.[1]	33,055,763	97,209,750

	Health Care Facilities (1.46%)
375,000	Universal Health Services, Inc., Cl B	23,304,910	39,187,500

	Health Care Supplies (2.53%)
265,000	The Cooper Companies, Inc.	34,262,522	41,273,750
600,000	West Pharmaceutical Services, Inc.	26,179,186	26,856,000

		60,441,708	68,129,750
	Health Care Technology (0.59%)
265,000	Cerner Corp.[1]	5,777,893	15,786,050

	Life Sciences Tools & Services (6.83%)
555,000	Illumina, Inc.[1]	24,225,443	90,975,600
275,000	Mettler-Toledo International, Inc.[1]	17,214,470	70,435,750
400,000	Quintiles Transnational Holdings, Inc.[1]	18,309,703	22,312,000

		59,749,616	183,723,350

Total Health Care		191,712,722	444,800,900

Industrials (18.62%)
	Construction Machinery & Heavy Trucks (1.28%)
425,000	Westinghouse Air Brake Technologies Corporation	28,502,302	34,442,000

	Environmental & Facilities Services (1.08%)
250,000	Stericycle, Inc.[1]	7,016,768	29,140,000

	Human Resource & Employment Services (1.20%)
325,000	Towers Watson & Co., Cl A	35,475,007	32,337,500

	Industrial Conglomerates (1.47%)
270,000	Roper Industries, Inc.	22,869,631	39,498,300

14	See Notes to Financial Statements.

September 30, 2014	Baron Asset Funds

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Industrials (continued)
	Industrial Machinery (5.27%)
950,000	Colfax Corp.[1]	$30,771,922	$54,121,500
112,000	IDEX Corporation	8,263,616	8,105,440
450,000	The Middleby Corp.[1]	23,539,575	39,658,500
475,000	Pall Corp.	31,354,374	39,757,500

		93,929,487	141,642,940
	Research & Consulting Services (5.32%)
1,375,000	Nielsen N.V.[2]	33,985,885	60,953,750
1,350,000	Verisk Analytics, Inc., Cl A1	34,838,769	82,201,500

		68,824,654	143,155,250
	Trading Companies & Distributors (3.00%)
1,175,000	Fastenal Co.	21,409,223	52,757,500
1,200,000	MRC Global, Inc.[1]	28,777,893	27,984,000

		50,187,116	80,741,500

Total Industrials		306,804,965	500,957,490

Information Technology (18.50%)
	Application Software (6.31%)
550,000	ANSYS, Inc.[1]	14,771,000	41,618,500
525,000	FactSet Research Systems, Inc.	28,837,256	63,803,250
935,000	Guidewire Software, Inc.[1]	43,250,976	41,457,900
426,812	Mobileye N.V.[1,2]	10,670,300	22,872,855

		97,529,532	169,752,505
	Data Processing & Outsourced Services (3.17%)
600,000	FleetCor Technologies, Inc.[1]	21,892,482	85,272,000

	Internet Software & Services (3.29%)
175,000	LinkedIn Corp., Cl A1	9,912,287	36,363,250
267,500	Shutterstock, Inc.[1]	17,386,686	19,094,150
600,000	Verisign, Inc.[1]	27,498,021	33,072,000

		54,796,994	88,529,400
	IT Consulting & Other Services (5.73%)
155,000	Equinix, Inc.[1,4]	10,768,505	32,934,400
1,650,000	Gartner, Inc.[1]	36,183,876	121,225,500

		46,952,381	154,159,900

Total Information Technology		221,171,389	497,713,805

Materials (0.72%)
	Industrial Gases (0.72%)
175,000	Airgas, Inc.	11,449,835	19,363,750

Telecommunication Services (3.30%)
	Wireless Telecommunication Services (3.30%)
800,000	SBA Communications Corp., Cl A1	23,758,066	88,720,000

Utilities (0.54%)
	Renewable Electricity (0.54%)
501,980	TerraForm Power, Inc., Cl A1	14,078,326	14,487,143

Total Common Stocks		1,114,204,080	2,638,756,807

Shares		Cost	Value

Private Equity Investments (1.59%)

Financials (1.59%)
	Asset Management & Custody Banks (1.59%)
7,056,223	Windy City Investments
	Holdings, L.L.C.[1,3,4,6]	$34,581,904	$42,901,834

Principal
Amount

Short Term Investments (0.18%)

$4,724,574	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2014, 0.00% due 10/1/2014; Proceeds at maturity - $4,724,574; (Fully collateralized by $4,820,000 U.S. Treasury Note, 2.125% due 6/30/2021; Market value - $4,820,000)[5]	4,724,574	4,724,574

Total Investments (99.85%)		$1,153,510,558	2,686,383,215

Cash and Other Assets Less Liabilities (0.15%)			3,911,154

Net Assets			$2,690,294,369

Retail Shares (Equivalent to $63.75 per share based on 31,381,751 shares outstanding)			$2,000,486,489

Institutional Shares (Equivalent to $64.87 per share based on 10,634,393 shares outstanding)			$689,807,880

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2014, the market value of restricted and fair valued securities amounted to $42,901,834 or 1.59% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2014

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (98.06%)

Consumer Discretionary (23.79%)
	Apparel, Accessories & Luxury Goods (3.51%)
3,950,000	Under Armour, Inc., Cl A1	$31,205,806	$272,945,000

	Automotive Retail (0.39%)
750,000	Penske Automotive Group, Inc.	13,032,059	30,442,500

	Casinos & Gaming (1.50%)
3,870,620	Penn National Gaming, Inc.[1]	33,038,240	43,389,650
2,900,000	Pinnacle Entertainment, Inc.[1]	47,133,881	72,761,000

		80,172,121	116,150,650
	Distributors (1.08%)
3,150,000	LKQ Corp. [1]	18,206,418	83,758,500

	Education Services (2.67%)
2,257,170	Bright Horizons Family Solutions, Inc.[1]	74,787,601	94,936,570
1,700,000	DeVry Education Group, Inc.	24,625,717	72,777,000
2,346,098	Nord Anglia Education Inc.[1,2]	44,911,032	39,883,666

		144,324,350	207,597,236
	Home Improvement Retail (0.87%)
1,180,000	Lumber Liquidators Holdings, Inc.[1]	27,982,185	67,708,400

	Hotels, Resorts & Cruise Lines (3.92%)
3,007,500	Choice Hotels International, Inc.[4]	73,061,456	156,390,000
271,739	Diamond Resorts International, Inc.[1]	3,804,346	6,184,780
2,638,652	Interval Leisure Group, Inc.	49,668,667	50,266,320
1,450,000	Marriott Vacations Worldwide Corp.[1]	78,402,844	91,944,500

		204,937,313	304,785,600
	Internet Retail (0.61%)
15,425,000	AO World plc (United Kingdom)[1,2]	75,665,968	47,011,734

	Leisure Facilities (2.69%)
386,111	ClubCorp Holdings, Inc.	6,820,605	7,656,581
2,064,800	Vail Resorts, Inc.[4]	59,870,980	179,142,048
1,358,700	Whistler Blackcomb Holdings, Inc. (Canada)[2]	15,542,103	22,322,497

		82,233,688	209,121,126
	Leisure Products (0.08%)
300,000	BRP, Inc. (Canada)[1,2]	6,242,137	6,479,754

	Movies & Entertainment (1.96%)
2,300,000	DreamWorks Animation SKG, Inc., Cl A1	62,895,758	62,721,000
5,422,299	Manchester United plc, Cl A1,2	76,721,822	89,359,487

		139,617,580	152,080,487
	Publishing (1.03%)
1,175,000	Morningstar, Inc.	25,213,450	79,782,500

	Restaurants (0.94%)
450,000	Panera Bread Co., Cl A1	15,602,751	73,224,000

	Specialty Stores (2.54%)
800,000	The Container Store Group, Inc.[1]	26,176,648	17,416,000
4,100,000	Dick’s Sporting Goods, Inc.	69,383,822	179,908,000

		95,560,470	197,324,000

Total Consumer Discretionary		959,996,296	1,848,411,487

Shares		Cost	Value

Common Stocks (continued)

Consumer Staples (5.60%)
	Brewers (0.58%)
201,400	The Boston Beer Co., Inc., Cl A1	$29,104,380	$44,662,464

	Food Distributors (1.81%)
2,290,237	United Natural Foods, Inc.[1]	98,857,949	140,757,966

	Household Products (1.35%)
1,500,000	Church & Dwight Co., Inc.	27,340,827	105,240,000

	Packaged Foods & Meats (1.86%)
1,800,000	TreeHouse Foods, Inc.[1]	85,049,691	144,900,000

Total Consumer Staples		240,352,847	435,560,430

Energy (6.42%)
	Oil & Gas Drilling (0.94%)
750,000	Helmerich & Payne, Inc.	16,760,895	73,402,500

	Oil & Gas Equipment & Services (1.46%)
575,000	Core Laboratories N.V.[2]	13,267,301	84,151,250
390,625	SEACOR Holdings, Inc.[1]	11,947,768	29,218,750

		25,215,069	113,370,000
	Oil & Gas Exploration & Production (0.98%)
247,191	Oasis Petroleum, Inc.[1]	3,460,674	10,335,056
1,350,000	RSP Permian, Inc.[1]	28,134,457	34,506,000
400,000	SM Energy Co.	13,315,693	31,200,000

		44,910,824	76,041,056
	Oil & Gas Storage & Transportation (3.04%)
1,562,103	Atlas Energy, L.P.	68,036,843	68,732,532
70,000	MPLX LP	1,540,000	4,125,800
1,200,000	Targa Resources Corp.	36,086,844	163,404,000

		105,663,687	236,262,332

Total Energy		192,550,475	499,075,888

Financials (14.62%)
	Asset Management & Custody Banks (3.64%)
1,994,899	The Carlyle Group	43,767,989	60,764,624
2,175,000	Cohen & Steers, Inc.	57,433,262	83,607,000
2,204,712	Financial Engines, Inc.	63,157,081	75,434,221
1,230,195	Oaktree Capital Group, LLC	53,958,848	62,862,964

		218,317,180	282,668,809
	Diversified REITs (0.30%)
712,000	American Assets Trust, Inc.	13,782,555	23,474,640

	Hotel & Resort REITs (0.73%)
1,650,000	LaSalle Hotel Properties	38,657,293	56,496,000

	Life & Health Insurance (1.68%)
2,700,000	Primerica, Inc.	65,591,464	130,194,000

	Office REITs (1.77%)
135,000	Alexander’s, Inc.[5]	28,435,048	50,477,850
3,400,000	Douglas Emmett, Inc.	42,596,064	87,278,000

		71,031,112	137,755,850
	Property & Casualty Insurance (2.78%)
3,950,000	Arch Capital Group Ltd.[1,2]	38,581,866	216,144,000

	Residential REITs (0.29%)
625,000	American Campus Communities, Inc.	15,885,634	22,781,250

16	See Notes to Financial Statements.

September 30, 2014	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)
Financials (continued)
	Specialized Finance (1.30%)
2,150,000	MSCI, Inc.[1]	$42,521,078	$101,093,000

	Specialized REITs (2.13%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,095,131	57,156,250
3,496,074	Gaming and Leisure Properties, Inc.	89,454,329	108,028,687

		118,549,460	165,184,937

Total Financials		622,917,642	1,135,792,486

Health Care (8.37%)
	Biotechnology (0.14%)
450,000	Acadia Pharmaceuticals, Inc.[1]	10,327,523	11,142,000

	Health Care Equipment (1.89%)
400,000	Edwards Lifesciences Corp.[1]	5,349,910	40,860,000
900,000	IDEXX Laboratories, Inc.[1]	28,558,026	106,047,000

		33,907,936	146,907,000
	Health Care Facilities (2.43%)
275,000	Brookdale Senior Living, Inc.[1]	5,469,421	8,860,500
3,250,000	Community Health Systems, Inc.[1]	59,187,483	178,067,500
50,000	VCA, Inc.[1]	894,350	1,966,500

		65,551,254	188,894,500
	Health Care Services (0.09%)
150,000	IPC The Hospitalist Co., Inc.[1]	3,121,418	6,718,500

	Health Care Supplies (0.81%)
365,038	Neogen Corp.[1]	8,075,677	14,419,001
1,077,686	West Pharmaceutical Services, Inc.	37,684,652	48,237,225

		45,760,329	62,656,226
	Health Care Technology (0.14%)
828,286	Castlight Health Inc., Cl B1	4,999,998	10,718,021

	Life Sciences Tools & Services (2.87%)
550,000	Mettler-Toledo International, Inc.[1]	27,486,940	140,871,500
880,943	TECHNE Corp.	46,631,249	82,412,218

		74,118,189	223,283,718

Total Health Care		237,786,647	650,319,965

Industrials (15.51%)
	Building Products (1.74%)
1,398,500	Masonite International Corp.[1,2]	78,148,438	77,448,930
1,670,000	Trex Co., Inc.[1,4]	62,696,594	57,731,900

		140,845,032	135,180,830
	Construction & Engineering (0.68%)
2,125,000	Badger Daylighting Ltd. (Canada)[2,4]	74,719,832	52,975,579

	Diversified Support Services (1.14%)
2,825,000	Copart Inc.[1]	33,749,595	88,464,875

	Electrical Components & Equipment (1.46%)
2,800,000	Generac Holdings, Inc.[1]	13,836,546	113,512,000
Shares		Cost	Value

Common Stocks (continued)
Industrials (continued)
	Industrial Machinery (5.28%)
2,315,480	Colfax Corp.[1]	$53,608,386	$131,912,895
2,550,000	The Middleby Corp.[1]	74,456,718	224,731,500
400,000	Valmont Industries, Inc.	32,589,034	53,972,000

		160,654,138	410,616,395
	Railroads (2.45%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	190,620,000

	Research & Consulting Services (0.95%)
434,047	The Advisory Board Company[1]	22,334,765	20,222,250
375,000	IHS, Inc., Cl A1	15,320,116	46,946,250
315,000	Mistras Group, Inc.[1]	3,927,500	6,426,000

		41,582,381	73,594,500
	Trading Companies & Distributors (1.37%)
2,000,000	Air Lease Corp.	47,523,424	65,000,000
485,000	MSC Industrial Direct Co., Inc., Cl A	17,282,737	41,448,100

		64,806,161	106,448,100
	Trucking (0.44%)
475,000	Landstar System, Inc.	11,073,375	34,290,250

Total Industrials		573,488,229	1,205,702,529

Information Technology (18.69%)
	Application Software (9.93%)
2,109,430	Advent Software, Inc.	30,369,321	66,573,611
1,850,000	ANSYS, Inc.[1]	44,326,673	139,989,500
1,000,000	Bottomline Technologies (de), Inc.[1]	27,500,934	27,590,000
825,000	Concur Technologies, Inc.[1]	18,214,873	104,626,500
1,600,000	FactSet Research Systems, Inc.	80,624,740	194,448,000
1,173,796	Guidewire Software, Inc.[1]	37,834,851	52,046,115
2,639,211	Pegasystems, Inc.	40,047,948	50,435,322
3,087,713	SS&C Technologies Holdings, Inc.[1]	52,369,848	135,519,723

		331,289,188	771,228,771
	Data Processing & Outsourced Services (1.55%)
3,000,000	MAXIMUS, Inc.	57,528,621	120,390,000

	Electronic Equipment & Instruments (0.63%)
650,000	FEI Company	24,367,636	49,023,000

	Internet Software & Services (2.76%)
1,260,965	Benefitfocus, Inc.[1]	57,123,279	33,970,397
999,653	CoStar Group, Inc.[1]	44,116,616	155,486,028
350,000	Shutterstock, Inc.[1]	23,390,762	24,983,000

		124,630,657	214,439,425
	IT Consulting & Other Services (3.82%)
3,825,000	Booz Allen Hamilton Holding Corp.	48,391,210	89,505,000
2,825,000	Gartner, Inc.[1]	45,240,023	207,552,750

		93,631,233	297,057,750

Total Information Technology		631,447,335	1,452,138,946

Materials (1.15%)
	Construction Materials (1.15%)
1,725,000	CaesarStone Sdot Yam Ltd.[1,2]	31,551,799	89,148,000

See Notes to Financial Statements.	17

Baron Growth Fund	September 30, 2014

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Telecommunication Services (0.85%)
	Alternative Carriers (0.85%)
7,493,437	Iridium Communications Inc.[1,4]	$45,709,971	$66,316,917

Utilities (3.06%)
	Electric Utilities (3.06%)
6,675,000	ITC Holdings Corp.	68,680,650	237,830,250

Total Common Stocks		3,604,481,891	7,620,296,898

Preferred Stocks (0.18%)

Telecommunication Services (0.18%)
	Alternative Carriers (0.18%)
41,074	Iridium Communications Inc., Series B, 6.75%[4]	10,268,500	13,989,394

Private Equity Investments (0.19%)

Financials (0.19%)
	Asset Management & Custody Banks (0.19%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	8,630,998	14,441,055

Rights (0.00%)

Materials (0.00%)
	Fertilizers & Agricultural Chemicals (0.00%)
393,349	Agrinos AS (Mexico) Exp 7/15/2015[1,2,3,6]	0	9,184

Principal
Amount		Cost	Value

Short Term Investments (1.48%)

$114,786,433	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2014, 0.00% due 10/1/2014; Proceeds at maturity - $114,786,433; (Fully collateralized by $118,870,000 U.S. Treasury Note, 0.625% due 9/30/2017; Market value - $117,086,950)[6]	$114,786,433	$114,786,433

Total Investments (99.91%)		$3,738,167,822	7,763,522,964

Cash and Other Assets Less Liabilities (0.09%)			7,113,673

Net Assets			$7,770,636,637

Retail Shares (Equivalent to $70.46 per share based on 57,847,669 shares outstanding)			$4,076,139,936

Institutional Shares (Equivalent to $71.33 per share based on 51,795,804 shares outstanding)			$3,694,496,701

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At September 30, 2014, the market value of restricted and fair valued securities amounted to $14,450,239 or 0.19% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

18	See Notes to Financial Statements.

September 30, 2014	Baron Small Cap Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (98.66%)

Consumer Discretionary (18.94%)
	Advertising (0.21%)
750,000	National CineMedia, Inc.	$7,580,159	$10,882,500

	Apparel, Accessories & Luxury Goods (3.45%)
650,000	Fossil Group, Inc.[1]	15,294,653	61,035,000
2,000,000	Iconix Brand Group, Inc.[1]	29,279,689	73,880,000
2,000,000	Tumi Holdings, Inc.[1]	40,068,737	40,700,000
175,000	Vince Holding Corp.[1]	3,500,000	5,295,500

		88,143,079	180,910,500
	Broadcasting (1.61%)
600,000	Liberty Media Corp., Cl A1	2,409,940	28,308,000
1,200,000	Liberty Media Corp., Cl C1	4,728,063	56,388,000

		7,138,003	84,696,000
	Casinos & Gaming (1.53%)
3,000,000	Penn National Gaming, Inc.[1]	17,926,778	33,630,000
250,000	Wynn Resorts Ltd.	635,920	46,770,000

		18,562,698	80,400,000
	Education Services (2.69%)
2,347,847	Bright Horizons Family Solutions, Inc.[1]	80,059,684	98,750,445
2,500,000	Nord Anglia Education Inc.[1,2]	43,906,142	42,500,000

		123,965,826	141,250,445
	Home Improvement Retail (0.88%)
800,000	Lumber Liquidators Holdings, Inc.[1]	16,184,259	45,904,000

	Homefurnishing Retail (1.60%)
1,400,000	Mattress Firm Holding Corp.[1]	35,360,733	84,084,000

	Internet Retail (1.52%)
2,250,000	HomeAway, Inc.[1]	54,558,103	79,875,000

	Movies & Entertainment (1.93%)
1,250,000	The Madison Square Garden Co., Cl A1	31,872,245	82,650,000
3,750,000	SFX Entertainment, Inc.[1]	26,066,093	18,825,000

		57,938,338	101,475,000
	Restaurants (2.75%)
950,000	BJ’s Restaurants, Inc.[1]	34,185,457	34,190,500
1,500,000	The Cheesecake Factory, Inc.	34,778,285	68,250,000
2,200,000	Del Frisco’s Restaurant Group, Inc.1,4	45,703,147	42,108,000

		114,666,889	144,548,500
	Specialty Stores (0.77%)
1,850,000	The Container Store Group, Inc.[1]	60,559,626	40,274,500

Total Consumer Discretionary		584,657,713	994,300,445

Consumer Staples (2.39%)
	Food Distributors (2.32%)
2,000,000	The Chefs’ Warehouse, Inc.[1,4]	32,011,792	32,520,000
1,450,000	United Natural Foods, Inc.[1]	62,683,145	89,117,000

		94,694,937	121,637,000
	Food Retail (0.07%)
1,000,000	Fairway Group Holdings Corp.[1]	15,538,462	3,740,000

Total Consumer Staples		110,233,399	125,377,000

Shares		Cost	Value

Common Stocks (continued)

Energy (8.93%)
	Oil & Gas Equipment & Services (1.99%)
400,000	Core Laboratories N.V.[2]	$15,025,706	$58,540,000
1,500,000	Forum Energy Technologies, Inc.[1]	30,924,862	45,915,000

		45,950,568	104,455,000
	Oil & Gas Exploration & Production (1.30%)
250,000	Athlon Energy Inc.[1]	5,065,711	14,557,500
650,000	Bonanza Creek Energy, Inc.[1]	21,498,889	36,985,000
400,000	Oasis Petroleum, Inc.[1]	5,600,000	16,724,000

		32,164,600	68,266,500
	Oil & Gas Storage & Transportation (5.64%)
800,000	PBF Logistics LP4	20,465,744	20,256,000
750,000	Phillips 66 Partners LP	20,967,947	50,062,500
5,000,000	Scorpio Tankers Inc.[2]	42,287,905	41,550,000
750,000	Targa Resources Corp.	17,965,719	102,127,500
225,000	Tesoro Logistics LP	9,382,500	15,923,250
700,000	Valero Energy Partners LP	18,277,032	31,241,000
1,000,000	Western Refining Logistics, LP	23,110,967	34,820,000

		152,457,814	295,980,250

Total Energy		230,572,982	468,701,750

Financials (8.27%)
	Asset Management & Custody Banks (2.14%)
750,000	Artisan Partners Asset Management, Inc., Cl A	28,955,338	39,037,500
2,150,000	Financial Engines, Inc.	48,440,910	73,562,250

		77,396,248	112,599,750
	Hotel & Resort REITs (1.81%)
1,500,000	Chesapeake Lodging Trust	25,744,737	43,725,000
1,500,000	LaSalle Hotel Properties	34,882,419	51,360,000

		60,627,156	95,085,000
	Investment Banking & Brokerage (0.46%)
700,000	Moelis & Co., Cl A	17,573,577	23,905,000

	Office REITs (0.68%)
350,000	SL Green Realty Corp.	7,505,834	35,462,000

	Real Estate Services (0.85%)
1,500,000	CBRE Group, Inc., Cl A1	7,261,912	44,610,000

	Specialized REITs (1.62%)
2,750,000	Gaming and Leisure Properties, Inc.	54,474,530	84,975,000

	Thrifts & Mortgage Finance (0.71%)
1,750,000	Essent Group, Ltd.[1,2]	36,314,929	37,467,500

Total Financials		261,154,186	434,104,250

See Notes to Financial Statements.	19

Baron Small Cap Fund	September 30, 2014

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Health Care (10.68%)
	Biotechnology (0.63%)
750,000	Cepheid[1]	$24,504,439	$33,022,500

	Health Care Distributors (0.82%)
288,997	MWI Veterinary Supply, Inc.[1]	40,722,450	42,887,155

	Health Care Equipment (2.92%)
1,250,000	DexCom, Inc.[1]	17,100,777	49,987,500
314,672	HeartWare International, Inc.[1]	30,953,155	24,427,987
670,922	IDEXX Laboratories, Inc.[1]	21,699,129	79,054,739

		69,753,061	153,470,226
	Health Care Facilities (2.27%)
3,697,500	Brookdale Senior Living, Inc.[1]	72,282,888	119,133,450

	Life Sciences Tools & Services (3.14%)
300,000	Covance, Inc.[1]	10,515,514	23,610,000
1,350,000	ICON plc[1,2]	43,388,030	77,260,500
250,000	Mettler-Toledo International, Inc.[1]	14,245,819	64,032,500

		68,149,363	164,903,000
	Managed Health Care (0.42%)
1,214,887	HealthEquity, Inc.[1]	21,337,494	22,244,581

	Pharmaceuticals (0.48%)
1,000,000	Catalent, Inc.[1]	20,462,087	25,030,000

Total Health Care		317,211,782	560,690,912

Industrials (17.03%)
	Aerospace & Defense (4.97%)
2,250,000	DigitalGlobe, Inc.[1]	66,689,631	64,125,000
1,950,000	The KEYW Holding Corp.[1,4]	20,680,495	21,586,500
950,000	TransDigm Group, Inc.[1]	0	175,113,500

		87,370,126	260,825,000
	Electrical Components & Equipment (2.08%)
825,000	Acuity Brands, Inc.	44,094,137	97,110,750
350,000	Franklin Electric Co., Inc.	13,080,427	12,159,000

		57,174,564	109,269,750
	Environmental & Facilities Services (3.39%)
1,050,000	Clean Harbors, Inc.[1]	26,906,827	56,616,000
2,500,000	Waste Connections, Inc.	44,418,371	121,300,000

		71,325,198	177,916,000
	Human Resource & Employment Services (1.12%)
2,200,000	On Assignment, Inc.[1]	57,561,580	59,070,000

	Industrial Machinery (2.93%)
350,000	Graco, Inc.	7,828,497	25,543,000
750,000	Nordson Corp.	22,985,460	57,052,500
2,500,000	Rexnord Corp.[1]	47,210,825	71,125,000

		78,024,782	153,720,500
	Office Services & Supplies (0.45%)
1,451,700	Interface, Inc.	19,551,250	23,430,438

	Railroads (1.45%)
800,000	Genesee & Wyoming, Inc., Cl A1	21,723,581	76,248,000

	Research & Consulting Services (0.64%)
725,000	The Advisory Board Company[1]	37,252,738	33,777,750

Total Industrials		429,983,819	894,257,438

Shares		Cost	Value

Common Stocks (continued)

Information Technology (20.04%)
	Application Software (5.88%)
4,000,000	ACI Worldwide, Inc.[1]	$49,698,528	$75,040,000
2,150,000	Advent Software, Inc.	32,757,573	67,854,000
1,500,000	Guidewire Software, Inc.[1]	40,880,643	66,510,000
700,000	The Ultimate Software Group, Inc.[1]	17,611,027	99,057,000

		140,947,771	308,461,000
	Data Processing & Outsourced Services (3.94%)
950,000	FleetCor Technologies, Inc.[1]	23,597,570	135,014,000
650,000	WEX Inc.[1]	30,423,456	71,708,000

		54,021,026	206,722,000
	Electronic Components (0.63%)
1,250,000	Knowles Corp.[1]	36,529,755	33,125,000

	Electronic Equipment & Instruments (3.12%)
1,400,000	Cognex Corp.[1]	22,631,628	56,378,000
708,767	Coherent, Inc.[1]	34,030,133	43,497,031
850,000	FEI Company	33,259,652	64,107,000

		89,921,413	163,982,031
	Internet Software & Services (0.78%)
850,000	comScore, Inc.[1]	27,834,214	30,948,500
300,000	GrubHub, Inc.[1]	7,800,000	10,272,000

		35,634,214	41,220,500
	IT Consulting & Other Services (5.16%)
1,250,000	Acxiom Corp.[1]	28,143,704	20,687,500
400,000	Equinix, Inc.[1,5]	23,435,720	84,992,000
2,250,000	Gartner, Inc.[1]	41,942,703	165,307,500

		93,522,127	270,987,000
	Systems Software (0.53%)
2,300,000	Rally Software Development Corp.[1,4]	51,687,216	27,623,000

Total Information Technology		502,263,522	1,052,120,531

Materials (6.48%)
	Commodity Chemicals (0.41%)
750,000	Westlake Chemical Partners LP1	20,498,030	21,750,000

	Diversified Metals & Mining (1.38%)
4,000,000	Globe Specialty Metals, Inc.[4]	46,608,066	72,760,000

	Metal & Glass Containers (2.16%)
4,500,000	Berry Plastics Group, Inc.[1]	75,853,854	113,580,000

	Specialty Chemicals (1.72%)
1,536,702	Flotek Industries, Inc.[1]	31,308,937	40,061,821
2,000,000	Platform Specialty Products Corp.[1]	32,710,834	50,040,000

		64,019,771	90,101,821
	Steel (0.81%)
1,000,000	SunCoke Energy, Inc.[1]	16,688,469	22,450,000
675,000	SunCoke Energy Partners LP	16,008,489	19,865,250

		32,696,958	42,315,250

Total Materials		239,676,679	340,507,071

20	See Notes to Financial Statements.

September 30, 2014	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Telecommunication Services (5.20%)
	Wireless Telecommunication Services (5.20%)
148,323,290	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2]	$30,976,387	$51,124,975
2,000,000	SBA Communications Corp., Cl A1	10,934,506	221,800,000

Total Telecommunication Services		41,910,893	272,924,975

Utilities (0.70%)
	Electric Utilities (0.46%)
675,000	ITC Holdings Corp.	9,427,959	24,050,250

	Renewable Electricity (0.24%)
363,937	Abengoa Yield plc[1,2]	10,554,173	12,948,879

Total Utilities		19,982,132	36,999,129

Total Common Stocks		2,737,647,107	5,179,983,501

Warrants (0.00%)

Information Technology (0.00%)
	Internet Software & Services (0.00%)
6,818	Viggle, Inc. Warrants, Non-Callable Exp 4/27/2015[1,3,6]	0	0

Principal
Amount		Cost	Value

Short Term Investments (1.27%)

$66,444,603	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2014, 0.00% due 10/1/2014; Proceeds at maturity - $66,444,603; (Fully collateralized by $67,775,000 U.S. Treasury Note, 2.125% due 6/30/2021; Market value - $67,775,000)[6]	$66,444,603	$66,444,603

Total Investments (99.93%)		$2,804,091,710	5,246,428,104

Cash and Other Assets Less Liabilities (0.07%)			3,792,265

Net Assets			$5,250,220,369

Retail Shares (Equivalent to $33.68 per share based on 94,809,283 shares outstanding)			$3,192,830,733

Institutional Shares (Equivalent to $34.16 per share based on 60,224,681 shares outstanding)			$2,057,389,636

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At September 30, 2014, the market value of restricted and fair valued securities amounted to $0 or 0.00% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Opportunity Fund	September 30, 2014

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (101.08%)

Consumer Discretionary (22.43%)
	Apparel, Accessories & Luxury Goods (2.12%)
49,000	Fossil Group, Inc.[1]	$3,881,007	$4,601,100
68,500	Under Armour, Inc., Cl A1	1,729,304	4,733,350

		5,610,311	9,334,450
	Automobile Manufacturers (2.04%)
37,000	Tesla Motors Inc.[1]	7,579,282	8,979,160

	Automotive Retail (2.41%)
228,370	CarMax, Inc.[1]	6,926,825	10,607,787

	Broadcasting (3.63%)
161,000	Discovery Communications, Inc., Series C1	2,928,767	6,002,080
71,000	Liberty Media Corp., Cl A1	1,624,557	3,349,780
142,000	Liberty Media Corp., Cl C1	3,187,220	6,672,580

		7,740,544	16,024,440
	Homefurnishing Retail (1.41%)
78,000	Restoration Hardware Holdings, Inc.[1]	4,697,026	6,204,900

	Internet Retail (8.93%)
1,475,000	AO World plc (United Kingdom)[1,2]	6,997,726	4,495,449
218,222	HomeAway, Inc.[1]	5,909,118	7,746,881
164,500	Liberty TripAdvisor Holdings, Inc., Cl A1	5,109,549	5,576,550
164,500	Liberty Ventures Group, Series A1	5,065,775	6,244,420
16,000	Netflix, Inc.[1]	4,093,783	7,218,880
6,950	The Priceline Group, Inc.[1]	1,120,974	8,052,131

		28,296,925	39,334,311
	Movies & Entertainment (1.89%)
504,740	Manchester United plc, Cl A1,2	8,493,720	8,318,115

Total Consumer Discretionary		69,344,633	98,803,163

Energy (4.72%)
	Oil & Gas Exploration & Production (3.43%)
71,000	Concho Resources, Inc.[1]	7,054,056	8,902,690
148,881	Oasis Petroleum, Inc.[1]	3,555,959	6,224,715

		10,610,015	15,127,405
	Oil & Gas Storage & Transportation (1.29%)
85,700	Golar LNG Ltd.[2]	2,888,582	5,690,480

Total Energy		13,498,597	20,817,885

Health Care (12.41%)
	Biotechnology (1.38%)
138,500	Cepheid[1]	4,763,108	6,098,155

	Health Care Supplies (1.01%)
167,500	The Spectranetics Corporation[1]	4,807,065	4,450,475

	Health Care Technology (3.80%)
50,500	Athenahealth, Inc.[1]	7,058,357	6,650,345
248,486	Castlight Health Inc., Cl B1	1,500,001	3,215,409
155,500	Medidata Solutions, Inc.[1]	7,993,260	6,887,095

		16,551,618	16,752,849
	Life Sciences Tools & Services (4.66%)
125,115	Illumina, Inc.[1]	5,960,026	20,508,851

Shares		Cost	Value

Common Stocks (continued)

Health Care (continued)
	Managed Health Care (0.54%)
129,454	HealthEquity, Inc.[1]	$2,314,994	$2,370,302

	Pharmaceuticals (1.02%)
46,500	Pacira Pharmaceuticals, Inc.[1]	2,917,501	4,506,780

Total Health Care		37,314,312	54,687,412

Industrials (8.08%)
	Aerospace & Defense (1.78%)
275,046	DigitalGlobe, Inc.[1]	7,908,913	7,838,811

	Industrial Machinery (1.79%)
89,500	The Middleby Corp.[1]	5,152,328	7,887,635

	Research & Consulting Services (4.51%)
50,700	IHS, Inc., Cl A1	4,746,027	6,347,133
222,000	Verisk Analytics, Inc., Cl A1	11,277,858	13,517,580

		16,023,885	19,864,713

Total Industrials		29,085,126	35,591,159

Information Technology (47.02%)
	Application Software (10.11%)
127,150	ANSYS, Inc.[1]	4,076,156	9,621,440
65,500	Concur Technologies, Inc.[1]	5,779,935	8,306,710
378,500	Guidewire Software, Inc.[1]	11,655,881	16,782,690
72,905	Mobileye N.V.[1,2]	1,822,625	3,906,979
71,500	Workday, Inc., Cl A1	5,872,396	5,898,750

		29,206,993	44,516,569
	Internet Software & Services (20.99%)
80,956	Alibaba Group Holding Ltd., ADR[1,2]	6,826,113	7,192,941
286,714	Benefitfocus, Inc.[1]	13,376,296	7,724,075
185,000	comScore, Inc.[1]	5,863,111	6,735,850
63,000	Cornerstone OnDemand, Inc.[1]	2,325,087	2,167,830
61,000	CoStar Group, Inc.[1]	3,170,159	9,487,940
116,500	Facebook Inc., Cl A1	7,914,777	9,208,160
2,366,182	Just Eat plc (United Kingdom)[1,2]	10,174,849	11,316,012
29,000	LinkedIn Corp., Cl A1	5,372,914	6,025,910
201,500	Pandora Media, Inc.[1]	4,870,305	4,868,240
164,492	Shutterstock, Inc.[1]	7,396,725	11,741,439
139,000	Twitter, Inc.[1]	5,486,404	7,169,620
201,000	Xoom Corp.[1]	5,039,480	4,411,950
38,000	Zillow, Inc., Cl A1	2,693,395	4,407,620

		80,509,615	92,457,587
	IT Consulting & Other Services (9.46%)
400,575	Acxiom Corp.[1]	6,628,095	6,629,516
65,000	Equinix, Inc.[1,3]	4,215,661	13,811,200
289,144	Gartner, Inc.[1]	7,006,185	21,243,410

		17,849,941	41,684,126
	Semiconductors (1.54%)
151,500	Mellanox Technologies Ltd.[1,2]	6,416,650	6,797,805

	Systems Software (4.92%)
229,000	Qualys, Inc.[1]	4,782,892	6,091,400
277,500	Red Hat, Inc.[1]	14,461,717	15,581,625

		19,244,609	21,673,025

Total Information Technology		153,227,808	207,129,112

22	See Notes to Financial Statements.

September 30, 2014	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)

Materials (2.97%)
	Construction Materials (1.71%)
145,569	CaesarStone Sdot-Yam Ltd.[1,2]	$4,814,479	$7,523,006

	Specialty Chemicals (1.26%)
214,000	Flotek Industries, Inc.[1]	6,032,088	5,578,980

Total Materials		10,846,567	13,101,986

Telecommunication Services (3.45%)
	Wireless Telecommunication Services (3.45%)
137,000	SBA Communications Corp., Cl A1	1,706,613	15,193,300

Total Investments (101.08%)		$315,023,656	445,324,017

Liabilities Less Cash and Other Assets (-1.08%)			(4,768,512)

Net Assets			$440,555,505

Retail Shares (Equivalent to $18.61 per share based on 17,801,842 shares outstanding)			$331,220,990

Institutional Shares (Equivalent to $18.89 per share based on 5,787,882 shares outstanding)			$109,334,515

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Fifth Avenue Growth Fund	September 30, 2014

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (97.21%)
Consumer Discretionary (25.64%)
	Apparel, Accessories & Luxury Goods (2.20%)
14,613	Ralph Lauren Corp.	$2,327,673	$2,407,199

	Broadcasting (2.00%)
15,441	Liberty Media Corp., Cl A1	284,347	728,506
30,882	Liberty Media Corp., Cl C1	557,861	1,451,145

		842,208	2,179,651
	Casinos & Gaming (6.51%)
44,622	Las Vegas Sands Corp.	2,424,979	2,775,935
23,175	Wynn Resorts Ltd.	2,745,410	4,335,579

		5,170,389	7,111,514
	Internet Retail (9.34%)
16,660	Amazon.com, Inc.[1]	3,731,084	5,371,850
4,168	The Priceline Group, Inc.[1]	2,747,754	4,828,962

		6,478,838	10,200,812
	Restaurants (5.59%)
51,782	Starbucks Corp.	3,152,385	3,907,470
30,502	YUM! Brands, Inc.	1,761,594	2,195,534

		4,913,979	6,103,004

Total Consumer Discretionary		19,733,087	28,002,180

Consumer Staples (1.34%)
	Hypermarkets & Super Centers (1.34%)
11,648	Costco Wholesale Corp.	835,362	1,459,727

Energy (2.14%)
	Oil & Gas Exploration & Production (2.14%)
18,648	Concho Resources, Inc.[1]	2,077,154	2,338,273

Financials (4.80%)
	Diversified Real Estate Activities (2.73%)
66,252	Brookfield Asset Management, Inc., Cl A2	2,102,678	2,978,690

	Specialized Finance (2.07%)
28,350	CME Group, Inc.	1,414,435	2,266,724

Total Financials		3,517,113	5,245,414

Health Care (11.60%)
	Biotechnology (5.19%)
9,967	Alexion Pharmaceuticals, Inc.[1]	1,448,767	1,652,728
6,454	Biogen Idec, Inc.[1]	1,936,104	2,135,048
5,235	Regeneron Pharmaceuticals, Inc.[1]	1,551,542	1,887,322

		4,936,413	5,675,098
	Life Sciences Tools & Services (6.41%)
42,692	Illumina, Inc.[1]	1,663,348	6,998,073

Total Health Care		6,599,761	12,673,171

Shares		Cost	Value

Common Stocks (continued)
Industrials (3.52%)
	Research & Consulting Services (1.87%)
33,526	Verisk Analytics, Inc., Cl A1	$1,392,842	$2,041,398

	Trading Companies & Distributors (1.65%)
40,286	Fastenal Co.	1,188,272	1,808,842

Total Industrials		2,581,114	3,850,240

Information Technology (41.79%)
	Application Software (0.80%)
16,306	Mobileye N.V.[1,2]	407,650	873,838

	Data Processing & Outsourced Services (6.70%)
46,400	MasterCard, Inc., Cl A	1,803,993	3,429,888
18,230	Visa, Inc., Cl A	1,816,915	3,889,735

		3,620,908	7,319,623
	Internet Software & Services (19.57%)
44,636	Alibaba Group Holding Ltd., ADR[1,2]	3,880,563	3,965,909
91,363	Facebook Inc., Cl A1	2,333,912	7,221,331
5,019	Google, Inc., Cl A1	1,256,798	2,953,230
6,118	Google, Inc., Cl C1	1,865,800	3,532,288
6,126	LinkedIn Corp., Cl A1	507,226	1,272,922
47,123	Twitter, Inc.[1]	1,481,695	2,430,604

		11,325,994	21,376,284
	IT Consulting & Other Services (2.70%)
13,883	Equinix, Inc.[1,3]	1,591,750	2,949,860

	Semiconductor Equipment (2.64%)
29,187	ASML Holding N.V.[2]	1,960,743	2,884,259

	Systems Software (4.25%)
3,460	FireEye, Inc.[1]	69,200	105,738
42,692	Red Hat, Inc.[1]	2,166,568	2,397,156
22,749	VMware, Inc., Cl A1	2,184,136	2,134,766

		4,419,904	4,637,660
	Technology Hardware, Storage & Peripherals (5.13%)
55,573	Apple, Inc.	2,186,665	5,598,980

Total Information Technology		25,513,614	45,640,504

Materials (3.94%)
	Fertilizers & Agricultural Chemicals (3.94%)
38,220	Monsanto Co.	3,345,354	4,300,132

Telecommunication Services (2.44%)
	Wireless Telecommunication Services (2.44%)
38,000	SoftBank Corp. (Japan)[2]	2,955,676	2,664,071

Total Common Stocks		67,158,235	106,173,712

24	See Notes to Financial Statements.

September 30, 2014	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Principal
Amount		Cost	Value

Short Term Investments (2.75%)
$3,007,365	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2014, 0.00% due 10/1/2014; Proceeds at maturity - $3,007,365; (Fully collateralized by $3,070,000 U.S. Treasury Note, 2.125% due 6/30/2021 Market value - $3,070,000)[4]	$3,007,365	$3,007,365

Total Investments (99.96%)		$70,165,600	109,181,077

Cash and Other Assets Less Liabilities (0.04%)			42,821

Net Assets			$109,223,898

Retail Shares (Equivalent to $16.83 per share based on 3,161,956 shares outstanding)			$53,222,589

Institutional Shares (Equivalent to $17.00 per share based on 3,293,800 shares outstanding)			$56,001,309

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Discovery Fund	September 30, 2014

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (93.98%)
Consumer Discretionary (12.99%)
	Apparel, Accessories & Luxury Goods (1.72%)
55,000	Tumi Holdings, Inc.[1]	$1,140,807	$1,119,250

	Casinos & Gaming (1.79%)
12,000	Churchill Downs, Inc.	1,109,865	1,170,000

	Homefurnishing Retail (1.10%)
12,000	Mattress Firm Holding Corp.[1]	761,162	720,720

	Internet Retail (1.00%)
215,000	AO World plc (United Kingdom)[1,2]	879,978	655,269

	Restaurants (4.42%)
45,000	Del Frisco’s Restaurant Group, Inc.[1]	902,452	861,300
34,000	Fiesta Restaurant Group, Inc.[1]	1,525,430	1,689,120
11,000	Zoe’s Kitchen, Inc.[1]	178,852	338,360

		2,606,734	2,888,780
	Specialized Consumer Services (1.96%)
21,300	Ascent Capital Group, Inc., Cl A1	1,446,831	1,282,260

	Specialty Stores (1.00%)
30,000	The Container Store Group, Inc.[1]	785,067	653,100

Total Consumer Discretionary		8,730,444	8,489,379

Consumer Staples (3.33%)
	Packaged Foods & Meats (3.33%)
37,000	Farmer Bros Co.[1]	804,243	1,071,150
85,000	Inventure Foods, Inc.[1]	1,099,902	1,101,600

Total Consumer Staples		1,904,145	2,172,750

Energy (10.48%)
	Oil & Gas Equipment & Services (1.49%)
24,000	RigNet, Inc.[1]	1,060,461	970,800

	Oil & Gas Exploration & Production (1.06%)
17,000	Parsley Energy, Inc., Cl A1	314,500	362,610
13,000	RSP Permian, Inc.[1]	280,291	332,280

		594,791	694,890
	Oil & Gas Storage & Transportation (7.93%)
50,000	PBF Logistics LP	1,233,900	1,266,000
25,000	Rose Rock Midstream, L.P.	1,127,770	1,478,750
40,000	Tallgrass Energy Partners, LP	1,518,634	1,812,400
18,000	Western Refining Logistics, LP	507,578	626,760

		4,387,882	5,183,910

Total Energy		6,043,134	6,849,600

Financials (7.42%)
	Consumer Finance (1.03%)
37,400	Regional Management Corp.[1]	611,714	671,330

	Diversified REITs (2.12%)
42,000	American Assets Trust, Inc.	1,452,853	1,384,740

	Hotel & Resort REITs (4.27%)
45,000	Chesapeake Lodging Trust	1,263,094	1,311,750
127,000	Strategic Hotels & Resorts, Inc.[1]	1,381,982	1,479,550

		2,645,076	2,791,300

Total Financials		4,709,643	4,847,370

Shares		Cost	Value

Common Stocks (continued)
Health Care (24.69%)
	Biotechnology (3.62%)
24,000	Esperion Therapeutics, Inc.[1]	$466,461	$587,040
93,600	Foundation Medicine, Inc.[1]	2,257,898	1,774,656

		2,724,359	2,361,696
	Health Care Equipment (3.04%)
50,000	Inogen, Inc.[1]	927,716	1,030,500
16,760	Masimo Corporation[1]	447,537	356,653
47,400	Novadaq Technologies, Inc.
	(Canada)[1,2]	623,196	601,506

		1,998,449	1,988,659
	Health Care Facilities (0.46%)
14,200	Capital Senior Living Corp. Inc.	332,496	301,466

	Health Care Services (5.14%)
281,300	BioScrip, Inc.[1]	2,146,822	1,943,783
43,100	ExamWorks Group, Inc.[1]	1,441,930	1,411,525

		3,588,752	3,355,308
	Health Care Supplies (4.67%)
114,900	The Spectranetics Corporation[1]	3,049,675	3,052,893

	Managed Health Care (1.09%)
38,800	HealthEquity, Inc.[1]	721,369	710,428

	Pharmaceuticals (6.67%)
15,000	Aerie Pharmaceuticals, Inc.[1]	285,976	310,350
77,528	Intersect ENT, Inc.[1]	1,009,154	1,201,684
6,960	Pacira Pharmaceuticals, Inc.[1]	357,312	674,563
43,000	Revance Therapeutics, Inc.[1]	1,015,542	831,190
288,700	TherapeuticsMD, Inc.[1]	1,569,589	1,339,568

		4,237,573	4,357,355

Total Health Care		16,652,673	16,127,805

Industrials (6.78%)
	Aerospace & Defense (1.41%)
83,019	The KEYW Holding Corp.[1]	1,064,156	919,020

	Air Freight & Logistics (0.80%)
11,000	Park-Ohio Holdings Corp.	577,517	526,460

	Construction & Engineering (2.05%)
50,000	Primoris Services Corp.	1,430,961	1,342,000

	Electrical Components & Equipment (1.92%)
32,200	Polypore International, Inc.[1]	1,289,477	1,252,902

	Industrial Machinery (0.60%)
25,000	ARC Group Worldwide, Inc.[1]	414,629	390,500

Total Industrials		4,776,740	4,430,882

Information Technology (20.06%)
	Application Software (0.49%)
23,400	The Descartes Systems Group Inc.[1,2]	327,877	323,154

	Electronic Equipment & Instruments (1.84%)
19,560	Coherent, Inc.[1]	1,262,533	1,200,397

	Internet Software & Services (8.62%)
66,900	Amber Road, Inc.[1]	897,266	1,160,046
37,000	Benefitfocus, Inc.[1]	1,242,438	996,780
30,000	comScore, Inc.[1]	1,066,644	1,092,300
125,000	E2open, Inc.[1]	1,907,844	1,163,750
27,138	Envestnet, Inc.[1]	1,162,587	1,221,210

		6,276,779	5,634,086

26	See Notes to Financial Statements.

September 30, 2014	Baron Discovery Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2014

Shares		Cost	Value

Common Stocks (continued)
Information Technology (continued)
	Semiconductor Equipment (1.21%)
62,500	PDF Solutions, Inc.[1]	$1,259,807	$788,125

	Semiconductors (1.75%)
21,200	Power Integrations, Inc.	1,154,948	1,142,892

	Systems Software (6.15%)
50,600	Barracuda Networks, Inc.[1]	1,349,153	1,297,890
55,200	Qualys, Inc.[1]	1,294,492	1,468,320
59,200	Varonis Systems, Inc.[1]	1,402,848	1,249,120

		4,046,493	4,015,330

Total Information Technology		14,328,437	13,103,984

Materials (7.18%)
	Commodity Chemicals (1.64%)
37,000	Westlake Chemical Partners LP1	1,088,408	1,073,000

	Construction Materials (1.55%)
19,500	CaesarStone Sdot Yam Ltd.[1,2]	972,793	1,007,760

	Specialty Chemicals (3.99%)
100,000	Flotek Industries, Inc.[1]	2,578,629	2,607,000

Total Materials		4,639,830	4,687,760

Telecommunication Services (1.05%)
	Alternative Carriers (1.05%)
77,339	Iridium Communications Inc.[1]	638,870	684,450

Total Common Stocks		62,423,916	61,393,980

Principal
Amount		Cost	Value

Short Term Investments (9.24%)
$6,037,051	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2014, 0.00% due 10/1/2014; Proceeds at maturity - $6,037,051; (Fully collateralized by $6,160,000 U.S. Treasury Note, 2.125% due 6/30/2021; Market value - $6,160,000)[3]	$6,037,051	$6,037,051

Total Investments (103.22%)		$68,460,967	67,431,031

Liabilities Less Cash and Other Assets (-3.22%)			(2,100,418)

Net Assets			$65,330,613

Retail Shares (Equivalent to $11.68 per share based on 1,422,580 shares outstanding)			$16,617,285

Institutional Shares (Equivalent to $11.71 per share based on 4,160,839 shares outstanding)			$48,713,328

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	27

Baron Funds	September 30, 2014

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2014

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,686,383,215	$7,236,977,126	$5,029,574,604	$445,324,017	$109,181,077	$67,431,031
“Affiliated” investments	—	526,545,838	216,853,500	—	—	—

Total investments, at value	2,686,383,215	7,763,522,964	5,246,428,104	445,324,017	109,181,077	67,431,031
Foreign currency, at value†	—	24	—	28	—	—
Cash	—	—	—	—	—	144,344
Receivable for securities sold	11,357,808	18,720,365	12,954,281	3,071,095	—	149,975
Receivable for shares sold	1,391,661	4,011,119	4,428,732	423,515	96,794	25,335
Dividends and interest receivable	295,450	2,601,693	1,596,000	—	13,123	15,500
Prepaid expenses	14,548	43,917	30,716	2,611	493	61

	2,699,442,682	7,788,900,082	5,265,437,833	448,821,266	109,291,487	67,766,246

Liabilities:
Payable for shares redeemed	5,222,262	6,018,113	14,667,434	7,313,537	13,771	30,024
Payable for securities purchased	3,652,512	11,567,343	—	511,361	—	2,347,023
Trustee fees payable	17,981	51,964	34,936	3,009	610	250
Distribution fees payable (Note 4)	681	120	137	561	317	924
Investment advisory fees payable (Note 4)	277	431	447	53	373	944
Due to custodian bank	—	—	—	338,420	—	—
Accrued expenses and other payables	254,600	625,474	514,510	98,820	52,518	56,468

	9,148,313	18,263,445	15,217,464	8,265,761	67,589	2,435,633

Net Assets	$2,690,294,369	$7,770,636,637	$5,250,220,369	$440,555,505	$109,223,898	$65,330,613

Net Assets consist of:
Paid-in capital	$1,004,382,380	$3,412,147,661	$2,496,716,026	$288,852,000	$71,629,978	$67,561,639
Undistributed (accumulated) net investment income (loss)	(14,002,691)	9,650,508	8,399,655	(258,478)	(188,877)	(171,944)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	167,045,957	323,483,769	302,768,294	21,661,668	(1,232,637)	(1,029,146)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,532,868,723	4,025,354,699	2,442,336,394	130,300,315	39,015,434	(1,029,936)

Net Assets	$2,690,294,369	$7,770,636,637	$5,250,220,369	$440,555,505	$109,223,898	$65,330,613

Retail Shares:
Net Assets	$2,000,486,489	$4,076,139,936	$3,192,830,733	$331,220,990	$53,222,589	$16,617,285
Shares Outstanding ($0.01 par value; indefinite shares authorized)	31,381,751	57,847,669	94,809,283	17,801,842	3,161,956	1,422,580

Net Asset Value and Offering Price Per Share	$63.75	$70.46	$33.68	$18.61	$16.83	$11.68

Institutional Shares:
Net Assets	$689,807,880	$3,694,496,701	$2,057,389,636	$109,334,515	$56,001,309	$48,713,328
Shares Outstanding ($0.01 par value; indefinite shares authorized)	10,634,393	51,795,804	60,224,681	5,787,882	3,293,800	4,160,839

Net Asset Value and Offering Price Per Share	$64.87	$71.33	$34.16	$18.89	$17.00	$11.71

*Investments in securities, at cost:
Unaffiliated investments	$1,153,510,558	$3,411,840,489	$2,586,935,250	$315,023,656	$70,165,600	$68,460,967
“Affiliated” investments	—	326,327,333	217,156,460	—	—	—

Total investments, at cost	$1,153,510,558	$3,738,167,822	$2,804,091,710	$315,023,656	$70,165,600	$68,460,967

†Foreign currency, at cost:	$—	$25	$—	$30	$—	$—

28	See Notes to Financial Statements.

September 30, 2014	Baron Funds

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

				Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Cap Fund	Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$16,849,900	$104,900,543	$66,922,492	$524,161	$943,190	$123,928
Dividends — “Affiliated” investments	—	5,290,327	2,429,015	—	—	—
Interest	—	98,217	—	—	—	—
Securities lending income	—	476,944	231,323	15,139	30,446	715
Miscellaneous Income	—	12,579	48,193	—	—	—
Foreign taxes withheld on dividends	(254,955)	(1,046,350)	(119,100)	(13,839)	(12,023)	(795)

Total income	16,594,945	109,732,260	69,511,923	525,461	961,613	123,848

Expenses:
Investment advisory fees (Note 4)	27,189,694	81,279,862	55,875,456	4,814,991	875,731	257,434
Distribution fees — Retail Shares (Note 4)	5,273,573	11,617,222	9,077,334	936,141	132,721	32,924
Shareholder servicing agent fees and expenses — Retail Shares	503,625	454,275	388,795	121,780	33,798	16,465
Shareholder servicing agent fees and expenses — Institutional Shares	33,988	223,985	89,255	18,573	11,767	10,255
Reports to shareholders	502,800	1,451,600	1,317,950	126,025	14,147	5,937
Custodian and fund accounting fees	108,180	380,338	292,522	41,936	29,100	37,754
Registration and filing fees	94,390	203,070	130,610	47,735	39,276	89,200
Trustee fees and expenses	77,493	237,683	161,653	13,918	2,719	662
Professional fees	57,716	182,100	110,140	41,737	37,531	44,455
Insurance expense	38,955	113,932	81,456	7,103	1,304	103
Administration fees	26,412	26,435	26,344	26,373	26,493	26,528
Line of credit fees	19,152	62,047	39,760	3,465	714	208
Miscellaneous expenses	1,419	1,421	1,421	1,411	1,418	2,579

Total operating expenses	33,927,397	96,233,970	67,592,696	6,201,188	1,206,719	524,504
Interest expense on borrowings	—	6,105	—	—	—	—

Total expenses	33,927,397	96,240,075	67,592,696	6,201,188	1,206,719	524,504
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(37,478)	(107,026)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(14,835)	(101,377)

Net expenses	33,927,397	96,240,075	67,592,696	6,201,188	1,154,406	316,101

Net investment income (loss)	(17,332,452)	13,492,185	1,919,227	(5,675,727)	(192,793)	(192,253)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — unaffiliated investments	177,698,106	337,431,083	316,423,389	30,323,514	1,066,111	(1,013,467)
Net realized loss on investments sold — “affiliated” investments	—	(327,891)	(4,734,335)	—	—	—
Net realized gain (loss) on foreign currency transactions	(34,582)	(284,894)	—	(31,620)	(16,993)	1,525
Net change in unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	181,636,179	(10,993,230)	65,411,572	(12,775,543)	12,852,631	(1,029,936)
Investments — “Affiliated” investments	—	60,001,192	(16,571,281)	—	—	—
Foreign currency translations	(3,934)	(443)	—	(46)	(355)	—

Net gain (loss) on investments	359,295,769	385,825,817	360,529,345	17,516,305	13,901,394	(2,041,878)

Voluntary payment from Adviser (Note 4)	—	—	—	140,762	—	—

Net increase (decrease) in net assets resulting from operations	$341,963,317	$399,318,002	$362,448,572	$11,981,340	$13,708,601	$(2,234,131)

See Notes to Financial Statements.	29

Baron Funds	September 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014	2013

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(17,332,452)	$(13,217,951)	$13,492,185	$(7,481,141)	$1,919,227	$(16,158,862)
Net realized gain	177,663,524	227,229,894	336,818,298	232,458,845	311,689,054	232,291,521
Net change in unrealized appreciation	181,632,245	339,079,430	49,007,519	1,537,646,955	48,840,291	1,011,748,374

Increase in net assets resulting from operations	341,963,317	553,091,373	399,318,002	1,762,624,659	362,448,572	1,227,881,033

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	(12,533,076)	—	—
Net investment income — Institutional Shares	—	—	—	(11,933,611)	—	—
Net realized gain on investments — Retail Shares	(183,214,276)	(129,310,772)	(115,588,985)	(375,799,461)	(138,997,972)	(92,464,987)
Net realized gain on investments — Institutional Shares	(46,121,408)	(25,794,972)	(76,667,813)	(169,259,302)	(69,574,277)	(34,510,450)

Decrease in net assets from distributions to shareholders	(229,335,684)	(155,105,744)	(192,256,798)	(569,525,450)	(208,572,249)	(126,975,437)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	134,877,634	131,045,461	564,936,613	654,636,671	466,982,041	614,930,372
Proceeds from the sale of shares — Institutional Shares	232,326,449	133,712,633	1,383,261,836	853,401,704	612,992,165	582,343,790
Net asset value of shares issued in reinvestment of distributions — Retail Shares	179,798,184	126,783,536	111,771,521	373,656,477	136,928,058	90,937,921
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	44,171,266	24,440,596	71,443,752	171,740,557	63,830,849	31,050,332
Cost of shares redeemed — Retail Shares	(424,191,305)	(403,180,358)	(1,373,978,953)	(1,193,785,340)	(1,142,246,527)	(927,333,800)
Cost of shares redeemed — Institutional Shares	(119,611,299)	(112,821,144)	(814,745,770)	(252,634,937)	(443,968,703)	(283,831,422)

Increase (decrease) in net assets derived from capital share transactions	47,370,929	(100,019,276)	(57,311,001)	607,015,132	(305,482,117)	108,097,193

Net increase (decrease) in net assets	159,998,562	297,966,353	149,750,203	1,800,114,341	(151,605,794)	1,209,002,789

Net Assets:
Beginning of year	2,530,295,807	2,232,329,454	7,620,886,434	5,820,772,093	5,401,826,163	4,192,823,374

End of year	$2,690,294,369	$2,530,295,807	$7,770,636,637	$7,620,886,434	$5,250,220,369	$5,401,826,163

Undistributed (accumulated) net investment income (loss) at end of year	$(14,002,691)	$(12,883,037)	$9,650,508	$2,556,793	$8,399,655	$(13,618,537)

Capital share transactions — Retail Shares
Shares sold	2,155,570	2,396,022	7,942,734	10,844,281	13,680,269	21,478,055
Shares issued in reinvestment of distributions	3,002,140	2,636,380	1,583,839	6,974,547	4,088,625	3,545,338
Shares redeemed	(6,761,301)	(7,517,071)	(19,314,699)	(20,185,602)	(33,420,807)	(32,481,534)

Net decrease	(1,603,591)	(2,484,669)	(9,788,126)	(2,366,774)	(15,651,913)	(7,458,141)

Capital share transactions — Institutional Shares
Shares sold	3,646,344	2,394,977	19,222,974	14,149,569	17,707,594	19,856,997
Shares issued in reinvestment of distributions	726,382	502,583	1,002,298	3,172,890	1,882,916	1,199,781
Shares redeemed	(1,874,586)	(2,119,149)	(11,373,462)	(4,143,374)	(12,850,030)	(9,723,456)

Net increase	2,498,140	778,411	8,851,810	13,179,085	6,740,480	11,333,322

30	See Notes to Financial Statements.

September 30, 2014	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund		Baron Discovery Fund

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013	2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(5,675,727)	$(3,897,361)	$(192,793)	$153,990	$(192,253)
Net realized gain (loss)	30,291,894	37,266,911	1,049,118	683,644	(1,011,942)
Net change in unrealized appreciation (depreciation)	(12,775,589)	59,557,866	12,852,276	13,352,550	(1,029,936)
Voluntary payment from Adviser	140,762	—	—	—	—

Increase (decrease) in net assets resulting from operations	11,981,340	92,927,416	13,708,601	14,190,184	(2,234,131)

Distributions to shareholders from:
Net realized gain on investments — Retail Shares	(22,565,145)	(5,021,225)	—	—	—
Net realized gain on investments — Institutional Shares	(6,207,861)	(900,337)	—	—	—

Decrease in net assets from distributions to shareholders	(28,773,006)	(5,921,562)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	72,205,415	69,855,251	12,422,621	13,574,483	27,253,657
Proceeds from the sale of shares — Institutional Shares	37,338,359	41,958,614	18,375,636	13,686,963	51,316,916
Net asset value of shares issued in reinvestment of distributions — Retail Shares	22,168,599	4,934,553	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	5,394,387	752,126	—	—	—
Cost of shares redeemed — Retail Shares	(109,857,469)	(114,757,426)	(14,496,745)	(8,997,195)	(10,674,047)
Cost of shares redeemed — Institutional Shares	(31,147,829)	(23,368,614)	(2,360,527)	(4,630,037)	(331,782)

Increase (decrease) in net assets derived from capital share transactions	(3,898,538)	(20,625,496)	13,940,985	13,634,214	67,564,744

Increase (decrease) in net assets	(20,690,204)	66,380,358	27,649,586	27,824,398	65,330,613

Net Assets:
Beginning of year	461,245,709	394,865,351	81,574,312	53,749,914	—

End of year	$440,555,505	$461,245,709	$109,223,898	$81,574,312	$65,330,613

Undistributed (accumulated) net investment income (loss) at end of year	$(258,478)	$—	$(188,877)	$1,499	$(171,944)

Capital share transactions — Retail Shares
Shares sold	3,740,884	4,201,895	764,838	1,090,066	2,287,767
Shares issued in reinvestment of distributions	1,191,220	333,867	—	—	—
Shares redeemed	(5,817,406)	(7,141,887)	(914,422)	(723,933)	(865,187)

Net increase (decrease)	(885,302)	(2,606,125)	(149,584)	366,133	1,422,580

Capital share transactions — Institutional Shares
Shares sold	1,919,468	2,630,913	1,110,731	1,101,728	4,187,992
Shares issued in reinvestment of distributions	286,174	50,411	—	—	—
Shares redeemed	(1,618,130)	(1,445,085)	(145,591)	(362,188)	(27,153)

Net increase	587,512	1,236,239	965,140	739,540	4,160,839

See Notes to Financial Statements.	31

Baron Funds	September 30, 2014

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers six series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Discovery Fund commenced investment operations on October 1, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives, and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service that utilizes a systematic methodology to provide the Adviser with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates

September 30, 2014	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions, and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities, are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At September 30, 2014, the Funds did not have any securities on loan.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2014 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$302,632,317	$494,414,853
Baron Growth Fund	1,040,378,654	1,117,235,035
Baron Small Cap Fund	895,599,060	1,293,556,503
Baron Opportunity Fund	301,870,822	329,272,600
Baron Fifth Avenue Growth Fund	29,588,679	15,927,784
Baron Discovery Fund	91,863,621	28,426,237

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50%, 1.30% and 1.35% of average daily net assets of the Retail Shares, and 1.25%, 1.05% and 1.10% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

Baron Funds	September 30, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment. The Adviser made a voluntary payment to Baron Opportunity Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the Overnight LIBOR Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds.

During the year ended September 30, 2014, Baron Growth Fund had borrowings under the line of credit and incurred interest expense of $6,105. For the period in which there were borrowings from September 17, 2014 to September 29, 2014, the Fund had an average daily balance on the line of credit of $15.4 million at a weighted average interest rate of 1.12%. At September 30, 2014, there were no loans outstanding under the line of credit.

6. RESTRICTED SECURITIES

At September 30, 2014, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2014, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.
(Cost $34,581,904) (1.59% of Net Assets)	11/13/2007-1/27/2011	$42,901,834

	Baron Growth Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	$14,441,055

Rights
Agrinos AS Exp 7/15/2015 (Mexico)	12/23/2013	9,184

Total Restricted Securities:
(Cost $8,630,998)† (0.19% of Net Assets)		$14,450,239

	Baron Small Cap Fund
	Acquisition
Name of Issuer	Date(s)	Value
Warrants
Viggle, Inc. Warrants, Non-Callable, Exp 4/27/2015
(Cost $0) (0.00% of Net Assets)	4/27/2012	$0

† See Statements of Net Assets for cost of individual securities.

September 30, 2014	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•
Level 2 – prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 – prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,638,756,807	$—	$—	$2,638,756,807
Private Equity Investments	—	—	42,901,834	42,901,834
Short Term Investments	—	4,724,574	—	4,724,574

Total Investments	$2,638,756,807	$4,724,574	$42,901,834	$2,686,383,215

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2014.

	Baron Growth Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$7,620,296,898	$—	$—	$7,620,296,898
Preferred Stocks	13,989,394	—	—	13,989,394
Private Equity Investments	—	—	14,441,055	14,441,055
Rights	—	9,184	—	9,184
Short Term Investments	—	114,786,433	—	114,786,433

Total Investments	$7,634,286,292	$114,795,617	$14,441,055	$7,763,522,964

$10,718,021 was transferred out of Level 3 into Level 1 at September 30, 2014 due to a restricted investment that became listed on a national exchange. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

† See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$5,179,983,501	$—	$—	$5,179,983,501
Warrants	—	0	—	0
Short Term Investments	—	66,444,603	—	66,444,603

Total Investments	$5,179,983,501	$66,444,603	$—	$5,246,428,104

$12,550,000 was transferred out of Level 3 into Level 1 at September 30, 2014 due to a restricted investment that became listed on a national exchange. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

	Baron Opportunity Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$445,324,017	$—	$—	$445,324,017

Total Investments	$445,324,017	$—	$—	$445,324,017

$3,215,409 was transferred out of Level 3 into Level 1 at September 30, 2014 due to a restricted investment that became listed on a national exchange. It is the Fund’s policy to recognize transfers-in and transfers-out at the fair value as of the end of the period.

	Baron Fifth Avenue Growth Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$106,173,712	$—	$—	$106,173,712
Short Term Investments	—	3,007,365	—	3,007,365

Total Investments	$106,173,712	$3,007,365	$—	$109,181,077

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2014.

	Baron Discovery Fund
	Quoted Prices in
	Active Markets	Other
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$61,393,980	$—	$—	$61,393,980
Short Term Investments	—	6,037,051	—	6,037,051

Total Investments	$61,393,980	$6,037,051	$—	$67,431,031

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2014. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2014.

† See Statements of Net Assets for additional detailed categorizations.

September 30, 2014	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2013	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2014	2014
Private Equity Investments
Consumer
Discretionary	$11,752,000	$—	$(31,200,000)	$40,248,000	$—	$(20,800,000)	$—	$—	$—	$—
Financials	21,168,668	—	—	21,733,166	—	—	—	—	42,901,834	21,733,166

Total	$32,920,668	$—	$(31,200,000)	$61,981,166	$—	$(20,800,000)	$—	$—	$42,901,834	$21,733,166

	Baron Growth Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2013	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2014	2014
Private Equity Investments
Consumer
Discretionary	$16,724,000	$—	$(44,400,000)	$57,276,000	$—	$(29,600,000)	$—	$—	$—	$—
Financials	7,125,521	—	—	7,315,534	—	—	—	—	14,441,055	7,315,534
Health Care	4,999,998	—	—	5,718,023	—	—	—	(10,718,021)	—	—

Total	$28,849,519	$—	$(44,400,000)	$70,309,557	$—	$(29,600,000)	$—	$(10,718,021)	$14,441,055	$7,315,534

	Baron Small Cap Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized		Sales/	Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation		Exercise	Into	Out of	September 30,	September 30,
Securities	2013	Discounts	(Loss)	(Depreciation)	Purchases	of Warrants	Level 3	Level 3	2014	2014
Private Equity Investments
Consumer
Discretionary	$20,410,000	$—	$(21,000,000)	$27,140,000	$—	$(14,000,000)	$—	$(12,550,000)	$—	$—
Warrants
Unclassified	0	—	2,075,003	—	—	(2,075,003)	—	—	—	—

Total	$20,410,000	$—	$(18,924,997)	$27,140,000	$—	$(16,075,003)	$—	$(12,550,000)	$—	$—

	Baron Opportunity Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	September 30,	September 30,
Securities	2013	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2014	2014
Private Equity Investments
Health Care	$1,500,001	$—	$—	$1,715,408	$—	$—	$—	$(3,2015,409)	$—	$—

Baron Funds	September 30, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of September 30, 2014 were as follows:

Baron Asset Fund

					Weighted Average	Range
		Fair Value as of			used on	used on
Sector	Company	September 30, 2014	Valuation Technique	Unobservable Input	September 30, 2014	September 30, 2014

				Probability of IPO scenario	1%	1%

				Probability of acquisition
				Scenario	99%	99%

				Discount for lack of
				marketability under IPO
				Scenario	2.84%	2.84%

				Discount for lack of
				marketability under
				Acquisition scenario	0.21%	0.21%

			Combination of	Estimated volatility of the
Private Equity	Windy City Investments		scenario analysis,	returns of the
Investments:	Holdings, L.L.C.	$42,901,834	market comparables and	enterprise value(1)	5.12%	5.12%

Financials			option pricing methods	EV/Run Rate EBITDA
				Multiple(2)	10.44X	8.11x to 13.93x

				Adjustment to the
				EBITDA Multiple due
	`			to leverage(2)	2.65%	2.65%

				Change in the composite
				equity index of
				comparable companies	-0.41%	-1.62% to -0.15%

				Estimated price per share
				at acquisition closing	$6.12	$6.12

(1)
The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc., historical returns of the SMI 100 Index and the historical returns of the equity of comparable public companies.

(2)
The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 2.65% to 10.72x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2014, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Undistributed
	(Accumulated)	(Accumulated)
	Net Investment	Net Realized	Paid-In
Fund	Income (Loss)	Gain (Loss)	Capital
Baron Asset Fund	$16,212,798	$(3,504,035)	$(12,708,763)
Baron Growth Fund	(6,398,470)	6,398,470	—
Baron Small Cap Fund	20,098,965	(1,102,845)	(18,996,120)
Baron Opportunity Fund	5,417,249	(5,417,114)	(135)
Baron Fifth Avenue Growth Fund	2,417	20,541	(22,958)
Baron Discovery Fund	20,309	(17,204)	(3,105)

September 30, 2014	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2014, the components of net assets on a tax basis were as follows:

			Baron	Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,153,124,987	$3,742,265,479	$2,800,362,421	$315,729,063	$ 70,195,992	$68,778,965

Gross tax unrealized appreciation	1,542,476,625	4,116,548,341	2,539,750,691	141,105,885	39,326,061	3,144,445
Gross tax unrealized depreciation	(9,218,397)	(95,290,856)	(93,685,008)	(11,510,931)	(340,976)	(4,492,379)

Net tax unrealized appreciation (depreciation)	1,533,258,228	4,021,257,485	2,446,065,683	129,594,954	38,985,085	(1,347,934)
Net tax unrealized currency depreciation	(3,934)	(443)	—	(46)	(43)	—
Undistributed net investment income	—	3,838,615	—	—	79,005	—
Undistributed net realized gain	167,232,346	333,393,319	307,438,660	22,367,075	—	—
Qualified late year loss deferral	(14,574,651)	—	—	(258,478)	(267,882)	(883,092)
Capital loss carryforwards	—	—	—	—	(1,202,245)	—
Paid-in capital	1,004,382,380	3,412,147,661	2,496,716,026	288,852,000	71,629,978	67,561,639

Net Assets	$2,690,294,369	$7,770,636,637	$5,250,220,369	$440,555,505	$109,223,898	$65,330,613

As of September30, 2014, the Funds had capital loss carryforwards expiring as follows:

			Baron	Baron	Baron Fifth	Baron
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth	Discovery
	Fund	Fund	Fund	Fund	Fund	Fund
Short term capital loss carryforwards:
September 30, 2018	$—	$—	$—	$—	$1,202,245	$—

Capital loss carryforward utilized during the
year ended September 30, 2014	$—	$—	$—	$—	$1,058,282	$—

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended		Year Ended
	September 30, 2014		September 30, 2013

	Ordinary	Long Term	Ordinary	Long Term
Fund	Income[1]	Capital Gain	Income[1]	Capital Gain
Baron Asset Fund	$—	$229,335,684	$—	$155,105,744
Baron Growth Fund	14,691,238	177,565,560	24,466,687	545,058,763
Baron Small Cap Fund	—	208,572,249	—	126,975,437
Baron Opportunity Fund	14,059,154	14,713,852	—	5,921,562
Baron Fifth Avenue Growth Fund	—	—	—	—
Baron Discovery Fund	—	—	—	—

1 For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of Financial Accounting Standards Board (“FASB”) Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2014, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of September 30, 2014, the officers, trustees, and portfolio managers owned, directly or indirectly, 16.15% of Baron Fifth Avenue Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund shareholders.

Baron Funds	September 30, 2014

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	September 30,	September 30,
Name of Issuer	2013	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2014	2014
“Affiliated” Company as of September 30, 2014:
Badger Daylighting Ltd.	$—	$75,685,715	$637,992	$(21,744,253)	$(327,891)	$259,209	2,125,000	$52,975,579
Choice Hotels International, Inc.	129,893,925	—	—	26,496,075	—	2,225,550	3,007,500	156,390,000
Iridium Communications, Inc.	—	45,709,971	—	20,606,946	—	—	7,493,437	66,316,917
Iridium Communications, Inc.,
Series B, 6.75%	—	10,268,500	—	3,720,894	—	234,892	41,074	13,989,394
Trex Co., Inc.[2]	—	62,696,594	—	(4,964,694)	—	—	1,670,000	57,731,900
Vail Resorts, Inc.	143,255,824	—	—	35,886,224	—	2,570,676	2,064,800	179,142,048

	$273,149,749	$194,360,780	$637,992	$60,001,192	$(327,891)	$5,290,327		$526,545,838

BARON SMALL CAP FUND

				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	September 30,	September 30,
Name of Issuer	2013	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2014	2014
“Affiliated” Company as of September 30, 2014:
The Chefs’ Warehouse, Inc.	$48,510,000	$—	$1,805,928	$(13,853,375)	$(330,697)	$—	2,000,000	$32,520,000
Del Frisco’s Restaurant Group, Inc	32,272,000	11,969,926	—	(2,133,926)	—	—	2,200,000	42,108,000
Globe Specialty Metals, Inc.	61,640,000	—	—	11,120,000	—	1,175,000	4,000,000	72,760,000
The KEYW Holding Corp.	30,262,500	—	3,882,062	(5,041,313)	247,375	—	1,950,000	21,586,500
PBF Logistics LP	—	20,465,744	—	(209,744)	—	128,000	800,000	20,256,000
Rally Software Development Corp.	—	51,687,216	—	(24,064,216)	—	—	2,300,000	27,623,000

	$172,684,500	$84,122,886	$5,687,990	$(34,182,574)	$(83,322)	$1,303,000		$216,853,500

No Longer an “Affiliated” Company as of September 30, 2014:
BJ’s Restaurants, Inc.	$43,080,000	$—	$16,372,716	$12,913,668	$(5,430,452)	$—	950,000	$34,190,500
Bravo Brio Restaurant Group, Inc.	18,875,000	—	19,334,912	(326,596)	786,508	—	—	—
Susser Petroleum Partners LP	34,638,000	—	49,563,116	(8,499,009)	23,424,125	1,126,015	—	—
Viggle, Inc.[3]	1,654,546	—	239,685	11,345,454	(12,760,315)	—	—	—
Viggle, Inc., Warrants, Callable, Exp 8/22/2014[3]	0	—	—	—	—	—	—	—
Viggle, Inc., Warrants, Non-Callable, Exp 4/27/2015	38,182	—	—	(38,182)	—	—	6,818	—
Vitacost.com, Inc.	25,500,000	—	17,328,908	2,702,438	(10,873,530)	—	—	—
Vitacost.com, Inc. Warrants, Exp 2/15/2016	516,714	—	232,885	(486,480)	202,651	—	—	—

	$124,302,442	$—	$103,072,222	$17,611,293	$(4,651,013)	$1,126,015		$34,190,500

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2014.
[2]	Adjusted for 2 for 1 stock split.
[3]	Adjusted for reverse 1 for 80 stock split.

11. DISCLOSURES REGARDING OFFSETTING ASSETS AND LIABILITIES

In December 2011, the FASB issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. This ASU requires an entity to disclose both gross and net information for derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU is effective for reporting periods beginning on or after January 1, 2013. The information required to be disclosed by the ASU for the Funds’ investments in repurchase agreements at September 30, 2014, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets. The information required to be disclosed by the ASU for the Funds’ securities lending agreement at September 30, 2014 can be found in each respective Fund’s Statement of Assets and Liabilities. The Funds did not hold derivatives or participate in borrowing activities at September 30, 2014.

12. RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, The FASB issued “ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. The Adviser is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

September 30, 2014	Baron Funds

FINANCIAL HIGHLIGHTS

BARON ASSET FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89

Income (loss) from investment operations:
Net investment loss	(0.44)[1]	(0.34)[1]	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)
Net realized and unrealized gain (loss) on investments	8.42	13.44	10.94	0.73	5.93	(5.68)	(12.08)	11.27	6.64	12.08

Total from investment operations	7.98	13.10	10.80	0.50	5.65	(5.88)	(12.37)	11.17	6.37	11.62

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)

Total distributions	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)

Net asset value, end of year	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52

Total return	13.59%	27.17%	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,000.5	$2,024.2	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4

Ratio of operating expenses to average net assets	1.31%	1.32%	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%

Ratio of net investment loss to average net assets	(0.70)%	(0.62)%	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%

Portfolio turnover rate	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%

INSTITUTIONAL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$62.20	$52.55	$49.30	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment income (loss)	(0.28)[1]	(0.21)[1]	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain on investments	8.55	13.62	11.01	0.74	5.93	6.32

Total from investment operations	8.27	13.41	11.02	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00

Total distributions	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00

Net asset value, end of year	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65

Total return	13.90%	27.51%	24.99%	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$689.8	$506.1	$386.7	$288.9	$242.8	$82.3

Ratio of operating expenses to average net assets	1.04%	1.05%	1.06%	1.06%	1.06%	1.16%[5]

Ratio of net investment income (loss) to average net assets	(0.43)%	(0.38)%	0.02%	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	41

Baron Funds	September 30, 2014

FINANCIAL HIGHLIGHTS

BARON GROWTH FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92

Income (loss) from investment operations:
Net investment income (loss)	0.061 [1]	(0.12)[1]	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)
Net realized and unrealized gain (loss) on investments	3.45	16.37	12.64	2.10	5.71	(2.47)	(10.07)	10.11	3.61	7.33

Total from investment operations	3.51	16.25	12.84	1.81	5.37	(2.65)	(10.35)	9.86	3.32	7.04

Less distributions to shareholders from:
Net investment income	(0.03)	(0.18)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.69)	(5.59)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00

Total distributions	(1.72)	(5.77)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00

Net asset value, end of year	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96

Total return	5.11%	30.76%	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%

Ratios/Supplemental data:
Net assets (in millions), end of year	$4,076.1	$4,644.2	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1

Ratio of operating expenses to average net assets	1.29%[4]	1.30%	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%

Ratio of net investment income (loss) to average net assets	0.08%	(0.20)%	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%

Portfolio turnover rate	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%

INSTITUTIONAL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009[3]
Net asset value, beginning of year	$69.32	$58.70	$46.46	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.02 [1]	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain on investments	3.53	16.52	12.62	2.11	5.71	5.36

Total from investment operations	3.73	16.54	13.07	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	(0.03)	(0.33)	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.69)	(5.59)	(0.83)	0.00	0.00	0.00

Total distributions	(1.72)	(5.92)	(0.83)	0.00	0.00	0.00

Net asset value, end of year	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03

Total return	5.39%	31.10%	28.45%	4.36%	14.07%	15.78%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,694.5	$2,976.7	$1,747.3	$1,261.8	$728.9	$238.7

Ratio of operating expenses to average net assets	1.04%[4]	1.05%	1.06%	1.06%	1.06%	1.13%[6]

Ratio of net investment income (loss) to average net assets	0.28%	0.04%	0.83%	(0.33)%	(0.53)%	(0.29)%[6]

Portfolio turnover rate	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[4]	Interest expense rounds to less than 0.01%.
[5]	Not Annualized.
[6]	Annualized.

42	See Notes to Financial Statements.

September 30, 2014	Baron Funds

FINANCIAL HIGHLIGHTS

BARON SMALL CAP FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18

Income (loss) from investment operations:
Net investment loss	(0.01)[1]	(0.12)[1]	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investments	2.14	7.61	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43	4.55

Total from investment operations	2.13	7.49	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25	4.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)	(0.55)

Total distributions	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)

Net asset value, end of year	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08

Total return	6.52%	29.51%	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,192.8	$3,626.1	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6

Ratio of operating expenses to average net assets	1.30%	1.31%	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%	1.33%

Ratio of net investment loss to average net assets	(0.04)%	(0.42)%	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%

Portfolio turnover rate	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%

INSTITUTIONAL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009[5]
Net asset value, beginning of year	$33.20	$26.36	$20.96	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	(0.05)[1]	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain on investments	2.18	7.69	6.00	0.09 [2]	3.03	2.49

Total from investment operations	2.24	7.64	5.87	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00

Total distributions	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00

Net asset value, end of year	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97

Total return	6.79%	29.85%	28.41%	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,057.4	$1,775.7	$1,111.0	$518.6	$261.1	$89.4

Ratio of operating expenses to average net assets	1.04%	1.05%	1.05%	1.06%	1.06%	1.16%[7]

Ratio of net investment income (loss) to average net assets	0.18%	(0.16)%	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%

[1]	Based on average shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[3]	Less than $0.01 per share.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

See Notes to Financial Statements.	43

Baron Funds	September 30, 2014

FINANCIAL HIGHLIGHTS

BARON OPPORTUNITY FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58

Income (loss) from investment operations:
Net investment loss	(0.24)[1]	(0.17)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	0.79	4.06	2.95	0.23	2.28	0.79	(3.02)	3.03	0.92	1.66

Total from investment operations	0.55	3.89	2.78	0.07	2.15	0.71	(3.11)	2.96	0.89	1.57

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of year	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16

Total return	2.87%[5]	25.39%	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[3]	9.72%	20.84%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$331.2	$359.9	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7

Ratio of operating expenses to average net assets	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%[4]	0.00%[4]	(0.01)%	0.00%	(0.02)%

Ratio of net operating expenses to average net assets	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%

Ratio of net investment loss to average net assets	(1.24)%	(1.02)%	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%

Portfolio turnover rate	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%

INSTITUTIONAL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009[6]
Net asset value, beginning of year	$19.49	$15.75	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.19)[1]	(0.13)[1]	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain on investments	0.79	4.11	2.97	0.23	2.28	1.76

Total from investment operations	0.60	3.98	2.84	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Total distributions	(1.20)	(0.24)	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00 [2]	0.00

Net asset value, end of year	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62

Total return	3.10%[5]	25.74%	22.00%	0.86%	20.53%	19.59%[3,7]

Ratios/Supplemental data:
Net assets (in millions), end of year	$109.4	$101.3	$62.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.08%	1.11%	1.13%	1.14%	1.18%	1.37%[8]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	(0.12)%[8]

Ratio of net operating expenses to average net assets	1.08%	1.11%	1.13%	1.14%	1.18%	1.25%[8]

Ratio of net investment loss to average net assets	(0.97)%	(0.79)%	(0.90)%	(0.84)%	(0.83)%	(0.74)%[8]

Portfolio turnover rate	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	The Adviser made a voluntary payment to the Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.
[6]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[7]	Not Annualized.
[8]	Annualized.

44	See Notes to Financial Statements.

September 30, 2014	Baron Funds

FINANCIAL HIGHLIGHTS

BARON FIFTH AVENUE GROWTH FUND
Selected data for a share outstanding throughout each year:

RETAIL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Net asset value, beginning of year	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89

Income (loss) from investment operations:
Net investment income (loss)	(0.05)[1]	0.02 [1]	(0.03)[1]	(0.06)[1]	(0.03)[1]	0.03 [1]	0.00 [1,2]	(0.01)[1]	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	2.46	2.57	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68	1.72

Total from investment operations	2.41	2.59	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66	1.67

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	(0.77)	(1.12)	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00

Net asset value, end of year	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56

Total return	16.71%[3]	21.89%[3]	31.74%[3]	(2.50)%[3]	7.38%[3]	(7.75)%[3]	(19.96)%[3]	15.55%	5.71%	16.89%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$53.2	$47.8	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5

Ratio of operating expenses to average net assets	1.37%	1.47%	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.07)%	(0.17)%	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[4]	0.00%	(0.09)%

Ratio of net operating expenses to average net assets	1.30%	1.30%	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%

Ratio of net investment income (loss) to average net assets	(0.29)%	0.14%	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%

Portfolio turnover rate	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%

INSTITUTIONAL SHARES	Year Ended September 30,

	2014	2013	2012	2011	2010	2009[5]
Net asset value, beginning of year	$14.53	$11.89	$9.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	0.05 [1]	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	2.48	2.59	2.90	(0.18)	0.66	1.05

Total from investment operations	2.47	2.64	2.89	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of year	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61

Total return	17.00%[3]	22.20%[3]	32.11%[3]	(2.28)%[3]	7.59%[3]	14.19%[3,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$56.0	$33.8	$18.9	$10.2	$10.4	$9.5

Ratio of operating expenses to average net assets	1.08%	1.18%	1.26%	1.31%	1.35%	1.61%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.03)%	(0.13)%	(0.21)%	(0.26)%	(0.24)%	(0.46)%[7]

Ratio of net operating expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.11%	1.15%[7]

Ratio of net investment income (loss) to average net assets	(0.08)%	0.36%	(0.05)%	(0.30)%	(0.07)%	0.58%[7]

Portfolio turnover rate	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Benefit of expense reduction rounds to less than 0.01%.
[5]	For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.
[6]	Not Annualized.
[7]	Annualized.

See Notes to Financial Statements.	45

Baron Funds	September 30, 2014

FINANCIAL HIGHLIGHTS

BARON DISCOVERY FUND
Selected data for a share outstanding throughout the year:
	RETAIL SHARES	INSTITUTIONAL SHARES

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2014
Net asset value, beginning of year	$10.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)[1]	(0.08)[1]
Net realized and unrealized gain on investments	1.78 [2]	1.79 [2]

Total from investment operations	1.68	1.71

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of year	$11.68	$11.71

Total return	16.80%[3]	17.10%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$16.6	$48.7

Ratio of operating expenses to average net assets	2.16%	1.91%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.81)%	(0.81)%

Ratio of net operating expenses to average net assets	1.35%	1.10%

Ratio of net investment loss to average net assets	(0.85)%	(0.64)%

Portfolio turnover rate	109.40%	109.40%

[1]	Based on average shares outstanding.
[2]
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

46	See Notes to Financial Statements.

September 30, 2014	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (six of the portfolios constituting Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, brokers, and portfolio companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 24, 2014

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2014 are listed below.

During the fiscal year ended September 30, 2014, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]
Baron Asset Fund	$—	$229,335,684
Baron Growth Fund	14,691,238	177,565,560
Baron Small Cap Fund	—	208,572,249
Baron Opportunity Fund	14,059,154	14,713,852
Baron Fifth Avenue Growth Fund	—	—
Baron Discovery Fund	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to The American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Growth Fund and Baron Opportunity Fund, 100.00% and 5.54%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron Growth Fund and Baron Opportunity Fund, 100.00% and 5.56%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. The information necessary to complete your income tax return for the calendar year ended December 31, 2014 will be listed on the Form 1099-DIV, which will be mailed to you in January 2015.

Baron Funds	September 30, 2014

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 20141
	Actual Total Return	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014		Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund- Retail Shares	2.08%	$1,000.00	$1,020.80		1.31%	$6.64
Baron Asset Fund- Institutional Shares	2.22%	$1,000.00	$1,022.20		1.04%	$5.27
Baron Growth Fund- Retail Shares	(2.84)%	$1,000.00	$971.60		1.29%	$6.38
Baron Growth Fund- Institutional Shares	(2.70)%	$1,000.00	$973.00		1.04%	$5.14
Baron Small Cap Fund- Retail Shares	(2.24)%	$1,000.00	$977.60		1.30%	$6.44
Baron Small Cap Fund- Institutional Shares	(2.12)%	$1,000.00	$978.80		1.05%	$5.21
Baron Opportunity Fund- Retail Shares	(4.22)%	$1,000.00	$957.80		1.35%	$6.63
Baron Opportunity Fund- Institutional Shares	(4.11)%	$1,000.00	$958.90		1.09%	$5.35
Baron Fifth Avenue Growth Fund- Retail Shares	4.34%	$1,000.00	$1,043.40	[3]	1.30%[4]	$6.66
Baron Fifth Avenue Growth Fund- Institutional Shares	4.49%	$1,000.00	$1,044.90	[3]	1.05%[4]	$5.38
Baron Discovery Fund- Retail Shares	(8.10)%	$1,000.00	$919.00	[3]	1.35%[4]	$6.49
Baron Discovery Fund- Institutional Shares	(8.01)%	$1,000.00	$919.90	[3]	1.10%[4]	$5.29

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE YEAR ENDED SEPTEMBER 31, 2014
	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014		Annualized Expense Ratio	Expenses Paid During the Period[2]

Baron Asset Fund- Retail Shares	5.00%	$1,000.00	$1,018.50		1.31%	$6.63
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.60		1.29%	$6.53
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.85		1.04%	$5.27
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.55		1.30%	$6.58
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.80		1.05%	$5.32
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,018.30		1.35%	$6.83
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.60		1.09%	$5.52
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.55	[3]	1.30%[4]	$6.58
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.80	[3]	1.05%[4]	$5.32
Baron Discovery Fund- Retail Shares	5.00%	$1,000.00	$1,018.30	[3]	1.35%[4]	$6.83
Baron Discovery Fund- Institutional Shares	5.00%	$1,000.00	$1,019.55	[3]	1.10%[4]	$5.57

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

September 30, 2014	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 6, 2014 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at or prior to the Board meeting, their experience and knowledge gained from their service as Trustees and their experience generally and information they had considered in past years and remained, in their thinking, material to their consideration. In particular, the Board considered the following:

•	Its confidence in the Adviser’s senior personnel and portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of peer funds selected by the independent consultant, as noted below. The Board noted that long-term performance for the Funds was generally good compared to their peers. The Board noted that each Fund with performance data covering at least ten years was ranked in the first or second quintile for the ten-year period and in the first or second quintile for at least one of the shorter-term performance periods. For the Funds that underperformed relative to their peers during certain periods, representatives of the Adviser described the reasons for the lower relative performance and, as applicable, the steps the Adviser had taken to improve performance. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds for Funds that have been in existence for more than three years. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid pursuant to the 12b-1 plan. The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The Board observed that, for most of the Funds, while the management fee was relatively high, the other expenses paid by the Funds generally were relatively low, when compared to their peers. They concluded that the Funds’ higher management fee was justified given the Adviser’s highly research intensive process and highly disciplined adherence to its process.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts and a profitability analysis prepared by the Adviser. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

Baron Funds	September 30, 2014

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON OPPORTUNITY FUND AND BARON FIFTH AVENUE GROWTH FUND BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, noting the sharp decline in assets from their highs in 2007 and, then, a recovery and appreciating that the economies of scale analysis is predicated on generally predictable increasing assets. The Board considered that, except for Baron Fifth Avenue Growth Fund, the Funds’ fee schedules do not have break points. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors in deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

September 30, 2014	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by Trustee

Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 71	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	27 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); Portfolio Manager: Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 59	Chairman, President, Chief Operating Officer and Trustee	27 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007- Present); Chief Operating Officer: the Firm (2006- present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None

51

Baron Funds	September 30, 2014

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by Trustee

Independent Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 79	Trustee	27 years	Mayor (2003-Present): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Director: Valhi, Inc. (diversified company) (1975-Present).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 79	Trustee	27 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 71	Lead Trustee	27 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1235 N. Astor Street Chicago, Il 60610 Age: 50	Trustee	1 year	Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 64	Trustee	27 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 58	Trustee	8 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-Present); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

September 30, 2014	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/Directorships Held by Trustee

Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 55	Senior Vice President	17 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 43	Vice President and Chief Compliance Officer	1 year (appointed 9/2014)	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (9/2014-Present); Vice President: the Firm* (9/2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-9/2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 46	Vice President, General Counsel and Secretary	7 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 45	Senior Vice President	11 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 60	Vice President	20 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 53	Treasurer and Chief Financial Officer	27 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The Firm (Baron Capital Group, Inc. (“BCG”) with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO).
(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act, by reason of their employment with the Funds’ Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

53

Notes

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767 Fifth Avenue, 49th Fl.
New York, NY 10153
1.800.99.BARON
212-583-2000
www.BaronFunds.com

SEP 14

Item 2.  Code of Ethics.
          The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.  Audit Committee Financial Expert.
          The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.
          The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2014 and September 30, 2013:

(a)	Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2014	2013
Baron Investment Funds Trust	$244,370	$220,100

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2014	2013
Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2014	2013
Baron Investment Funds Trust	$60,240	$51,150

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2014	2013
Baron Investment Funds Trust	$0	$0

e)   Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not Applicable.

(g)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2014:	$65,000

2013:	$49,035

Item 5.  Audit Committee of Listed Registrants.
          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.  Schedule of Investments.
          Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
          Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
          Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
          Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.
          Not applicable.

Item 11.  Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.
(a)(1) Not applicable.
(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.
(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	December 5, 2014

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	December 5, 2014